                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [_]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2)
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    North American Technologies Group, Inc.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     ----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     ----------------------------------------------------------------------

     (5) Total fee paid:

     ----------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     ----------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     ----------------------------------------------------------------------

     (3) Filing Party:

     ----------------------------------------------------------------------

     (4) Date Filed:

     ----------------------------------------------------------------------

Notes:

PRELIMINARY COPY
                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.
                       4710 BELLAIRE BOULEVARD, SUITE 301
                             BELLAIRE, TEXAS 77401

                                                        April 3, 1998

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of North American Technologies Group, Inc. (the "Company") which will be held at The Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas, on Tuesday, May 12, 1998 at 10:00 A.M. central time. Your Board of Directors and management look forward to personally greeting those stockholders able to attend.

     At the Meeting, stockholders will be asked to elect two (2) directors to serve until the 2001 Annual Meeting of Stockholders or until their successors are elected and qualified, to approve an amendment to the Company's Restated Certificate of Incorporation to effect a reverse stock split in order to bring the Company into compliance with The Nasdaq SmallCap Market minimum maintenance standards (the "Reverse Stock Split"), to approve the issuance and sale of up to $2 million of cumulative convertible preferred stock in a private placement transaction (the "Private Placement"), to ratify the appointment of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending December 31, 1998 and to consider such other matters as may be properly brought before the Meeting or at any adjournment(s) or postponement(s) thereof. These matters are discussed in greater detail in the accompanying Proxy Statement.

     Your Board of Directors recommends a vote FOR the election of directors, FOR the amendment to effect the Reverse Stock Split, FOR the approval of the Private Placement and FOR the ratification of BDO Seidman, LLP as the Company's independent auditors.

     Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the Meeting. You are requested to sign, date and mail the enclosed proxy promptly.

     A copy of the Annual Report for the fiscal year ended December 31, 1997 together with a description of the Company's railroad crosstie business is enclosed for your information. No material contained in the Annual Report or the brochure is to be considered a part of the proxy solicitation material.

     We wish to thank our stockholders for their participation and support.

                                       Sincerely,

                                       ______________________
                                       Tim B. Tarrillion
                                       Chairman of the Board
                                       and Chief Executive Officer

                               PRELIMINARY COPY
                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held May 12, 1998

To the Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of North American Technologies Group, Inc. (the "Company") will be held at The Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas, on Tuesday, May 12, 1998, at 10:00 A.M. central time, for the following purposes:

   (1) to elect two (2) directors to serve until the 2001 Annual Meeting of Stockholders or until their successors are elected and qualified;

   (2) to approve an amendment to the Company's Restated Certificate of Incorporation to effect a reverse stock split according to a formula described in the accompanying Proxy Statement (if approved, the outstanding shares of Common Stock will be converted into a smaller number of shares based on the formula described in the accompanying Proxy Statement and the conversion ratios of the outstanding shares of preferred stock will be proportionately adjusted);

   (3) to approve the issuance and sale of up to $2 million of cumulative convertible preferred stock in a private placement transaction upon the terms described in the accompanying Proxy Statement;

   (4) to ratify the appointment of BDO Seidman, LLP as independent auditors for the Company for the fiscal year ending December 31, 1998; and

   (5) to transact such other business as may properly be brought before the Meeting and at any adjournment(s) or postponement(s) thereof.

     A copy of the Annual Report for the fiscal year ended December 31, 1997 together with a description of the Company's railroad crosstie business is enclosed for your information. No material contained in the Annual Report or the brochure is to be considered a part of the proxy solicitation material.

     Only stockholders of record as of the close of business on March 31, 1998 will be entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof.

     All stockholders are cordially invited to attend the Meeting. However, to assure your representation at the Meeting, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Meeting may vote in person even if he or she has returned a proxy.

                               By Order of the Board of Directors,

                               ______________________

                               Tim B. Tarrillion
                               Chairman of the Board and
                               Chief Executive Officer
Houston, Texas
April 3, 1998
                             YOUR VOTE IS IMPORTANT
                    YOU ARE URGED TO SIGN, DATE AND PROMPTLY
                  RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                                PRELIMINARY COPY
                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.
                       4710 BELLAIRE BOULEVARD, SUITE 301
                             BELLAIRE, TEXAS 77401


                                PROXY STATEMENT



     The enclosed proxy is solicited on behalf of the Board of Directors of North American Technologies Group, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held at The Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas on Tuesday, May 12, 1998 at 10:00 A.M. central time, and at any adjournment(s) or postponement(s) thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The proxy solicitation materials were mailed on or about April 3, 1998 to all stockholders entitled to vote at the Meeting.

RECORD DATE AND SHARE OWNERSHIP

     Stockholders of record at the close of business on March 31, 1998 (the "Record Date") are entitled to notice of and to vote at the Meeting, and at any adjournment(s) or postponement(s) thereof. At the Record Date, 31,318,726 shares of Common Stock, $0.001 par value per share (the "Common Stock"), 100,046 shares of Series F Cumulative Convertible Preferred Stock, $0.001 par value per share (the "Series F Preferred Stock"), and 15,318 shares of Series G- Subseries I Cumulative Convertible Preferred Stock, $0.001 par value per share (the "Series G Preferred Stock" and together with the Series F Preferred Stock, the "Series F and G Preferred Stock"), were issued and outstanding.

REVOCABILITY OF PROXIES

     The execution of a proxy will not affect a stockholder's right to attend the Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is used at the Meeting by filing with the Chief Financial Officer of the Company either (i) a written notice of revocation; (ii) a proxy bearing a later date than the most recently submitted proxy; or (iii) by attendance at the Meeting and voting in person. Attendance at the Meeting will not, by itself, revoke a proxy.

ANNUAL REPORT

     A copy of the Company's Annual Report for the fiscal year ended December 31, 1997 accompanies this Proxy Statement together with a brochure relating to the Company's railroad crosstie business. No material contained in the Annual Report or the brochure is to be considered a part of the proxy solicitation material.

     The mailing address of the Company's executive office is 4710 Bellaire Boulevard, Suite 301, Bellaire, Texas 77401.

VOTING AND SOLICITATION

     On all matters submitted to stockholders at the Meeting, each share of Common Stock is entitled to one (1) vote, each share of Series F Preferred Stock is entitled to approximately 117.2 votes and each share of Series G Preferred Stock is entitled to approximately 224.7 votes. No fractional votes will be permitted and any fractional votes of any stockholder will be rounded to the nearest whole number. The Common Stock and the Series F and G Preferred Stock vote as a single class.

     Nominees receiving a plurality of the votes cast will be elected as directors. The affirmative vote of a majority of the outstanding shares of Common Stock and Series F and G Preferred Stock is required to approve an amendment (the "Amendment") to the Company's Restated Certificate of Incorporation to effect a reverse stock split according to a formula described herein (the "Reverse Stock Split"). The affirmative vote of a majority of the shares of Common Stock and Series F and G Preferred Stock present in person or by proxy is required to approve the issuance of up to $2 million of cumulative convertible preferred stock in a private placement transaction (the "Private Placement") and to ratify the appointment of BDO Seidman, LLP as independent auditors for the Company.

     Proxies which are validly executed by stockholders and which are received by the Company no later than the business day preceding the Meeting will be voted in accordance with the instructions contained thereon. If no instructions are given, the proxy will be voted in accordance with the recommendations of the Board of Directors and in the discretion of the persons named in the proxy, if granted, on all other matters presented to the Meeting. For the reasons set forth in more detail in this Proxy Statement, the Board of Directors recommends a vote FOR the election of directors, FOR the Amendment to effect the Reverse Stock Split, FOR the approval of the Private Placement and FOR the ratification of BDO Seidman, LLP as the Company's independent auditors.

     The cost of this proxy solicitation will be borne by the Company. In addition to the use of mail, proxies may be solicited in person or by telephone by employees of the Company without additional compensation. The Company will reimburse brokers and other persons holding stock in their names or in the names of nominees for their expenses incurred in sending proxy material to principals and obtaining their proxies.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The Company's bylaws (the "Bylaws") provide that the stockholders holding a majority of the shares entitled to vote on the Record Date must be present in person or represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted for the purpose of determining a quorum but will not be counted in the election of directors, in the approval of the Amendment to effect the Reverse Stock Split, in the approval of the Private Placement or in the ratification of the Company's independent auditors.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

NOMINEES FOR CONSIDERATION AT THE MEETING

     The Company's Amended and Restated Certificate of Incorporation, Bylaws and certain Board resolutions provide that the Board of Directors shall be composed of six directors divided into three classes. The directors are elected to serve staggered three year terms, with the term of one class of directors expiring each year. The three classes of directors are identified as Class I, Class II and Class III based on the expiration of the terms of the directors in each class. Except with respect to vacancies caused by the resignation or removal of nominees of holders of the Series F and G Preferred Stock which shall be filled by persons selected by such holders, vacancies in the Board of Directors may be filled by the Board of Directors and any director chosen to fill a vacancy shall hold office until the next election of the class for which such director has been chosen. See "AGREEMENTS WITH HOLDERS OF PREFERRED STOCK."

     Unless otherwise specified, each properly executed proxy received will be voted for the election of the nominees named below to serve as directors until the 2001 Annual Meeting of Stockholders or until his successor is elected and qualified. Donovan W. Boyd and Henry W. Sullivan have been nominated by the Board of Directors and shall be identified as Class II directors. The Company is not aware of any reason that either nominee will be unable or will decline to serve as a director. In the event that any nominee is unable to serve or will not serve as a director, it is intended that the proxies solicited hereby will be voted for such other person or persons as may be nominated by management.

                               CLASS II DIRECTORS


------------------------------------------------------------------------------------------------
Directors Whose Terms                                            Year in Which
Expire at the 1998                                               Service as a
Annual Meeting                  Principal Occupation             Director Began
------------------------------------------------------------------------------------------------

Donovan W. Boyd, 44             Vice President - Gulf Coast      1995
                                Area, HydroChem Industrial
                                Services, Inc.

Henry W. Sullivan, 58           Vice President of Technology     1997
                                of the Company; President of
                                TieTek, Inc.
------------------------------------------------------------------------------------------------

DONOVAN W. BOYD

     Donovan W. Boyd was elected to the Board of Directors in 1995. In December 1997, Mr. Boyd accepted a position as Vice President - Gulf Coast Area of HydroChem Industrial Services, Inc. From April 1995 to December 1997, he was Senior Vice President and Chief Operating Officer of the Company. Prior to his position with the Company, Mr. Boyd was Vice President of Sales and Marketing for the Industrial Services division of Rust International. In that capacity he was responsible for more than $400 million in annual sales throughout the United States. Prior to joining Rust International, Mr. Boyd was a Regional Vice President with EnClean, Inc. He holds a Bachelor's Degree in Chemical Engineering from Tulane University and an MBA from Harvard University.

HENRY W. SULLIVAN

     Dr. Sullivan was elected to the Board of Directors in April 1997. Dr. Sullivan became Vice President of Technology of the Company in July 1997 and President of TieTek, Inc. in December 1997. Upon the Company's acquisition of certain assets of GAIA Holdings, Inc. in December 1995, Dr. Sullivan became the President of the Company's subsidiary, GAIA Technologies, Inc. Prior to holding these positions, Dr. Sullivan was the President and Chief Executive Officer of GAIA Holdings, Inc. (1991 to 1995). He holds a Bachelor's degree in Chemical Engineering from Cooper Union and Master's and Ph.D. degrees in Chemical Engineering from New York University.

OTHER MEMBERS OF THE BOARD OF DIRECTORS

     The following is an identification and description of the business experience of the Company's directors who are not being voted upon at the Meeting.

                              CLASS III DIRECTORS


------------------------------------------------------------------------------------------------
Directors Whose Terms                                            Year in Which
Expire at the 1999                                               Service as a
Annual Meeting                  Principal Occupation             Director Began
------------------------------------------------------------------------------------------------

Tim B. Tarrillion, 47           Chief Executive Officer and      1995
                                President of the Company

Douglas C. Williamson, 46       Senior Vice President            1996
                                NationsBanc Capital Corporation
------------------------------------------------------------------------------------------------

TIM B. TARRILLION

     Tim B. Tarrillion became Chief Executive Officer, President and a Director of the Company on March 7, 1995. Mr. Tarrillion was most recently the Founder and President of EET, Inc. ("EET") (1993 to 1995). Prior to starting EET, Mr. Tarrillion was co-founder, President and Chief Operating Officer of EnClean, Inc. (1984 to 1993). EnClean provided industrial and environmental cleaning services to companies in the refining, petrochemical, steel, paper and utility industries, and was acquired by Rust International in 1993. Mr. Tarrillion holds an MBA from Harvard University and a Master's Degree and Bachelor's Degree in Chemical Engineering from Rice University. Mr. Tarrillion received the 1991 Merrill Lynch, Inc. Magazine's Entrepreneurial award for the Houston area in connection with his role in building EnClean from $1 million in sales in 1984 to more than $100 million in 1992.

DOUGLAS C. WILLIAMSON

     Douglas C. Williamson was elected to the Board of Directors in 1996. Mr. Williamson is a Senior Vice President of NationsBanc Capital Corporation ("NBCC"), a position he has held since 1989. In this position, Mr. Williamson manages venture capital investments. Mr. Williamson earned his MBA from Columbia University and his Bachelor's Degree from Denison University. Mr. Williams serves on the Board as a nominee of the holders of the Series F and G Preferred Stock.

                               CLASS I DIRECTORS

------------------------------------------------------------------------------------------------
Directors Whose Terms                                            Year in Which
Expire at the 2000                                               Service as a
Annual Meeting                  Principal Occupation             Director Began
------------------------------------------------------------------------------------------------

Richard L. Davis, 45            Chief Executive Officer of CCG   1997
                                Venture Partners, LLC.

Edwin H. Knight, 44             General Manager,                 1996
                                Harrison Interests, Ltd.
------------------------------------------------------------------------------------------------

RICHARD L. DAVIS


     Richard L. Davis was elected to the Board of Directors in 1997 and is the CEO of CCG Venture Partners, LLC. Prior to heading CCG, Mr. Davis founded NightRider Overnight Copy Service, a photocopying company based in Houston, Texas catering to the legal profession. Mr. Davis led NightRider through its start-up and expansion phases and sold the company to Alco Standard Corporation in 1992 when it had grown to $60 million in annual revenue. Mr. Davis remained CEO of NightRider through early 1994 and grew the company to $100 million while facilitating the ownership transition to Alco. Mr. Davis earned a Bachelor of Arts Degree from Washington & Lee University in 1974. Mr. Davis serves on the Board as a nominee of the holders of the Series F and G Preferred Stock.

Edwin H. Knight

     Edwin H. Knight was elected to the Board of Directors in 1996. Mr. Knight manages Harrison Interests, Ltd., a privately held Texas limited partnership whose lines of business are oil and gas exploration and production, real estate and cattle ranching. He has managed Harrison Interests, Ltd. for thirteen years and holds a Bachelor's Degree from Louisiana State University and is a certified public accountant. Mr. Knight serves on the Board as a nominee of the holders of the Series F and G Preferred Stock.

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended December 31, 1997, the Board of Directors met seven times. All directors attended at least 75% of the meetings of the Board and committees of which they were a member.

     In late 1996, the Board of Directors established three standing committees to allow the Board to focus specific attention on critical areas of the Board's
management and monitoring of the Company's business.   From time to time, the
committees will make recommendations to the Board as necessary. The three committees that were established and the current directors assigned to each committee are as follows:

     Financial Audit:
          Donovan W. Boyd
          Edwin H. Knight

     Merger and Acquisition Review:
          Tim B. Tarrillion
          Henry W. Sullivan
          Douglas C. Williamson

     Compensation:
          Richard L. Davis
          Douglas C. Williamson

     The purpose of the Financial Audit Committee is to oversee the financial reporting procedures of the Company, insure adequate financial and internal controls, review the scope of the Company's annual audit and recommend the selection of independent auditors. The primary responsibilities of this committee include: meeting with the Company's Chief Financial Officer on a quarterly basis to review the adequacy of quarterly and annual SEC filings; reviewing and consulting with the Company's independent auditors regarding their reports of audit and accompanying management letters; reviewing all financial statements, financial controls, internal controls and accounting practices of the Company; evaluating the performance and cost of the Company's independent auditors; recommending to the Board of Directors the selection of the Company's auditors for the upcoming year; and monitoring compliance by the Company's management and employees with major Company policies and financial controls.

     The membership of the Financial Audit Committee is designed to include a minimum of two directors. The Company's Chief Financial Officer serves as an ex-officio member of the committee and attends all meetings except the annual review of the Company's financial controls and accounting procedures with the Company's independent auditors. Regular meetings of the committee are held quarterly just prior to the regularly scheduled Board meetings. The Financial Audit Committee met four times during 1997.

     The purpose of the Merger and Acquisition Review Committee is to monitor and review the Company's policies and strategies regarding mergers and acquisitions and to review the structure and terms of acquisitions proposed and negotiated by the Company's senior management. The primary responsibilities of this committee include: establishing key criteria for the Company's acquisition strategy; advising management with respect to the recommended structure and terms for proposed acquisitions; reviewing proposed acquisitions; making recommendations to the Board of Directors for approval or rejection of proposals; monitoring the assimilation of completed acquisitions into the Company; making recommendations to management for improvements when needed; and establishing policies and procedures for merger and tender offers received by the Company.

     The membership of the Merger and Acquisition Review Committee is designed to include the Company's Chief Executive Officer and at least two additional directors. Meetings are held as needed to evaluate any proposed acquisition. The Merger and Acquisition Review Committee did not meet during 1997.

     The purpose of the Compensation Committee is to recommend compensation policies for the Company's senior management and to establish and administer the Company's stock-based compensation plans and employee stock purchase plan. The primary responsibilities of this committee include: reviewing all new employment agreements with senior management and key employees of the Company; establishing criteria for annual incentive bonus plans for the Company and senior management (in concert with the recommendations of the Company's Chief Executive Officer) and recommending amounts and payment of annual bonuses earned in accordance with those criteria; recommending the issuance of incentive stock options to key management personnel; assisting with and reviewing the establishment of an employee stock option plan and director stock option plan when and if requested by the Board of Directors; and monitoring and reviewing the Company's compensation policies for all employees.

     The membership of the Compensation Committee is designed to include at least two outside (non-employee) directors. The Compensation Committee met once during 1997.

DIRECTORS' COMPENSATION

     The directors of the Company receive no fees or other compensation in connection with their services as directors.

EXECUTIVE OFFICERS

     Tim B. Tarrillion, Henry W. Sullivan and Judith Knight Shields are the only executive officers of the Company. A description of the business experience of Messrs. Tarrillion and Sullivan appears elsewhere in this Proxy Statement.
Below is a brief description of the business experience of Ms. Shields.

     JUDITH KNIGHT SHIELDS, 40, joined the Company in March 1995. Ms. Shields currently holds the position of Senior Vice President-Finance, Chief Financial Officer and Treasurer. Prior to her current position with the Company, Ms. Shields was Vice President of Mergers and Acquisitions and subsequently Controller, with EnClean. Her ten years of experience prior to joining EnClean were in public accounting and venture capital. She graduated summa cum laude from Texas A&M University with a Bachelors Degree in Accounting and is a Certified Public Accountant.

AGREEMENTS WITH HOLDERS OF PREFERRED STOCK

     Pursuant to agreements relating to the purchase of the Series F and G Preferred Stock (the "Purchase Agreements") between the Company, NBCC and certain other investors (collectively, with NBCC, the "Investors"), the Company has agreed to nominate to the Board of Directors, for so long as the Series F and G Preferred Stock are owned by the Investors or permitted assignees or permitted transferees, (i) four (4) members designated by the holders of a majority in interest of the Series F and G Preferred Stock taken together as a group, at least one (1) of whom shall be designated by NBCC so long as NBCC owns at least fifty percent (50%) of the Series F and G Preferred Stock; (ii) four
(4) members designated by the holders of Common Stock; and (iii) one (1) member designated jointly by the holders of the Common Stock and the holders of a majority in interest of the Series F and G Preferred Stock taken together as a group. The requisite holders of the Series F and G Preferred Stock have agreed that for so long as the number of Directors constituting the Board shall be six, three (3) directors will be designated by the Investors and three (3) will be designated by the holders of the Common Stock. Pursuant to the Purchase Agreements, the Investors' nominees are: Douglas C. Williamson, Richard L. Davis and Edwin H. Knight.

     If the Company shall breach any of the covenants or obligations set forth in the Purchase Agreements and such breach remains uncured, the holders of a majority in interest of the Series F and G Preferred Stock taken together as a group shall be entitled then and thereafter to nominate and elect a majority of directors to the Company's Board of Directors, at least two (2) of which majority shall be designees of NBCC.

CHANGES IN CONTROL

     If the Company breaches any of its covenants or obligations set forth in the Purchase Agreements and such breach were to remain uncured, the holders of a majority in interest of the Series F and G Preferred Stock taken together as a group would be entitled then and thereafter to nominate and elect a majority of directors to the Company's Board of Directors, at least two (2) of which majority shall be designees of NBCC.

                             EXECUTIVE COMPENSATION

     The following table sets forth a summary of the compensation paid or accrued for the fiscal years ended December 31, 1995, 1996 and 1997 by the Company to or for the benefit of the named executive officers.

                           SUMMARY COMPENSATION TABLE


==================================================================================================================================

                                                                                      Long Term Compensation
                                                                                 ----------------------------------
                                        Annual Compensation                             Awards          Payouts
---------------------------------------------------------------------------------------------------------------------------------
  Name                                                          Other
  and                                                           Annual       Restricted    Stock                      All Other
Principal                                                      Compen-         Stock      Options/        LTIP        Compen-
Position            Year(s)      Salary($)       Bonus($)      sation($)      Awards($)   SARS (#)       Payouts($)   sation($)
---------------------------------------------------------------------------------------------------------------------------------
Tim B.               1997        184,833           -                             -         400,000(1)       -           6,951(2)
Tarrillion
                     1996        185,903           -                             -            -             -           5,940(2)

Chief
Execuitive           1995        146,537(3)        -            25,000(4)        -         100,000(5)       -             -
Officer,
President and
Director
---------------------------------------------------------------------------------------------------------------------------------
Henry W.             1997(6)      90,000           -                 -           -         200,000(1)       -           2,970(2)
Sullivan

Vice President -
 Technology and
 Director
---------------------------------------------------------------------------------------------------------------------------------
Judith K.            1997        106,214           -                 -           -         200,000(1)       -           2,954(2)
Shields
                     1996        122,602           -                 -           -             -            -           2,662(2)

Senior Vice          1995         92,308(7)        -                 -           -         100,000(5)       -             -
President-
Finance, CFO
and Treasurer
==================================================================================================================================

___________________________
(1) Consists of options granted during fiscal year ended December 31, 1995 which were repriced as of July 10, 1997. See "REPORT OF REPRICING OF OPTIONS."
(2) Represents life insurance premiums paid by the Company on policies on the executives' lives and matching contributions to the Company's 401-K plan.
(3) Mr. Tarrillion became Chief Executive Officer, President and a Director of the Company on March 7, 1995.
(4) Payments received in January and February 1995 as a consultant to the Company.
(5) Does not include options granted during fiscal year ended December 31, 1995 which were repriced as of July 10, 1997. See note 3 above and "REPORT ON REPRICING OF OPTIONS."
(6)  Dr. Sullivan's employment began in December 1995.  He became Vice President
     - Technology, President of TieTek and a Director of the Company in 1997.
(7)  Ms. Shield's employment began on March 20, 1995.

     The following table sets forth for each of the named executive officers information regarding grants of Stock Options/SARs made by the Company to or for the benefit of the named executive officers during the fiscal year ended December 31, 1997.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

====================================================================================================================



                                                    Individual Grants
--------------------------------------------------------------------------------------------------------------------
                                                                       % of Total
                                                                      Options/SARs
                                                                       Granted to       Exercise or
                                               Options/SARs           Employees in      Base Price     Expiration
       Name                                    Granted (#)/(1)/       Fiscal Year/(2)/    ($/Sh)          Date
--------------------------------------------------------------------------------------------------------------------
Tim B. Tarrillion                              400,000/(3)/               20.4%            $1.00         June 30,
                                                                                                          2006
Chief Executive Officer, President
and Director
--------------------------------------------------------------------------------------------------------------------
Henry W. Sullivan                              200,000/(4)/               10.2%            $1.00         June 30,
                                                                                                          2006
Vice President - Technology and
Director
--------------------------------------------------------------------------------------------------------------------
Judith K. Shields                              200,000/(3)/               10.2%            $1.00         June 30,
                                                                                                          2006
Senior Vice President - Finance,
 CFO and Treasurer
====================================================================================================================

/(1)/ The options included in the table consist of options granted during the fiscal year ended December 31, 1995 at an exercise price of $2.50 per share which were repriced to $1.00 per share as of July 10, 1997. See "REPORT ON REPRICING OF OPTIONS."
/(2)/  Percentages are presented after rounding to the nearest tenth.
/(3)/ The options vest in ratable installments over the four (4) year period commencing March 31, 1996.
/(4)/ The options vest in ratable installments over the four (4) year period commencing December 29, 1996.

     The following table sets forth for each of the named executive officers information regarding stock options exercised by such officers during the 1997 fiscal year, together with the number and value of stock options held at 1997 fiscal year-end, each on an aggregated basis.

--------------------------------------------------------------------------------------------------
                        Aggregated Option Exercises in the 1997 Fiscal Year
                                 and Fiscal Year-End Option Value
--------------------------------------------------------------------------------------------------
                                                                                     Value of
                                                            Number of              Unexercised
                                                           Unexercised             In-the-Money
                         Number of                         Options at               Options at
                          Shares                         Fiscal Year-End         Fiscal Year-End
                         Acquired        Value            Exercisable/             Exercisable/
        Name            on Exercise     Realized          Unexercisable         Unexercisable /(1)/
--------------------------------------------------------------------------------------------------
Tim B. Tarrillion                 --            --         300,000/200,000/(2)/              $0/$0

Henry W. Sullivan                 --            --         100,000/100,000                   $0/$0

Judith K. Shields                 --            --         200,000/100,000/(3)/              $0/$0
--------------------------------------------------------------------------------------------------

__________

      /(1)/  The last sales price of the Company's Common Stock as reported on the NASDAQ SmallCap Market (SM) on December
             31, 1997 was $0.125 which was lower than the exercise price of the options.

     /(2)/   As of the date of this Proxy Statement, 400,000 options are exercisable and 100,000 are unexercisable.

     /(3)/   As of the date of this Proxy Statement, 250,000 options are exercisable and 50,000 are unexercisable.

     Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934 (the "Exchange Act"), that might incorporate the Company's filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any such filings, nor shall it be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission under the Securities Act or the Exchange Act.

REPORT ON REPRICING OF OPTIONS

     On July 10, 1997, upon recommendation of the Board of Directors, the Company reduced the exercise price of certain options previously granted to employees of the Company, including named executive officers Tim B. Tarrillion, Henry W. Sullivan and Judith Knight Shields, during the fiscal year ended December 31, 1995. These options had an exercise price of $2.50 per share. Subsequent to the grant of these options, the price of the Company's Common Stock remained substantially lower than the exercise price. As a result, these options were not serving their primary purpose of motivating and rewarding the employees of the Company. Accordingly, on July 10, 1997 the Company reduced the exercise price of these options to $1.00 per share and extended their expiration dates from 2004 to June 30, 2006 in consideration of each employee agreeing to waive any right to receive any salary increase or bonus during 1997.

     On July 10, 1997, the last sales price of the Company's Common Stock as reported on The Nasdaq SmallCap Market was $0.375. In reducing the exercise price to $1.00, the Board of Directors sought to retain some premium to the market price while still providing meaningful incentive to the Company's employees and executive officers to enhance the Company's performance.

                                   By The Board of Directors

EMPLOYMENT AGREEMENTS

     In February 1995, the Company entered into employment agreements with Mr. Tarrillion and Ms. Shields.

     Mr. Tarrillion's employment agreement provides for a base salary of $180,000, plus bonuses and cost of living increases, and options to purchase 500,000 shares of the Company's Common Stock which vest over four years commencing on March 31, 1996. His agreement expires in December 1999.

     Ms. Shields' employment agreement provides for a base salary of $120,000, plus bonuses and cost of living increases, as well as options to purchase 300,000 shares of the Company's Common Stock which vest over four years commencing on March 31, 1996. Her agreement expires in December 1999. In September 1997, the Company and Ms. Shields entered into an amendment to her employment agreement whereby she is compensated on a hourly basis, using a rate computed from her salaried compensation. This agreement was entered into due to the decreased administrative duties required of Ms. Shields as the Company's technologies were either sold or licensed, and as a further reduction of the Company's overhead costs. This voluntary arrangement may be terminated at any time by either party, in which case the provisions of Ms. Shields' original employment agreement would be in effect.

STOCK OPTIONS AND WARRANTS

     The Company presently has no formal stock option plan. However, through December, 1997 the Company has outstanding options to purchase 3,100,000 shares of the Company's Common Stock. Of these options, 2,975,000 are outstanding to current and former employees, have option prices ranging from $0.75 to $2.50, vest 20% to 25% per year and expire through June, 2006. Included in these options to employees are 1,825,000 granted to current or former directors of the Company and 300,000 granted to other executive officers of the Company. The remaining options were granted to current or past note holders, have option prices ranging from $0.75 to $1.00 and expire through September 1999.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following tables set forth as of March 31, 1998 certain information with respect to the beneficial ownership of the Company's Common Stock and Series F and G Preferred Stock by any person (including any "group' as that term is used in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than five percent (5%) of any class of the Company's voting securities based upon filings with the Securities and Exchange Commission. As of March 31, 1998, there were 31,318,726 outstanding shares of Common Stock, 100,046 outstanding shares of Series F Preferred Stock and 15,318 outstanding shares of Series G Preferred Stock.

                                  COMMON STOCK


                                                               Amount and Nature
                                                                 of Beneficial              Percentage
Name and Address of Beneficial Owner                             Ownership/(1)/             of Class/(1)/
------------------------------------                           -----------------            -----------
NationsBanc                                                        14,828,067/(2)/                32.1%
Capital Corporation
901 Main Street
66th Floor
Dallas, Texas 75202

Robert H. Chaney                                                    2,963,785/(3)/                 8.6%
R. Chaney & Partners, 1993 L.P.
909 Fannin, Suite 1275
Two Houston Center
Houston, Texas 77010-1006

The CCG Charitable                                                  2,224,210/(4)/                 6.6%
Remainder Unitrust #1
14450 T.C. Jester Boulevard
Suite 170
Houston, Texas 77014

Henry W. Sullivan                                                   1,753,709/(5)/                 5.6%
4710 Bellaire Boulevard
Suite 301
Bellaire, Texas 77401

William T. Aldrich                                                  1,716,667/(6)/                 5.5%
10406 Memorial Drive
Houston, Texas 77024

___________________________
/(1)/ Calculated in accordance with Item 403 of Regulation S-B and Rule 13d-3(d) as promulgated under the Exchange Act. Includes shares of Common Stock which the holder has the right to acquire upon exercise or conversion of outstanding options, warrants or other convertible securities (such as the Series F and G Preferred Stock) within sixty (60) days of March 31, 1998. Percentages are presented after rounding to the nearest tenth.

/(2)/ Consists of 9,828,067 shares of Common Stock issuable upon conversion of shares of Series F and G Preferred Stock and 5,000,000 shares of Common Stock which may be acquired upon exercise of Common Stock purchase warrants.

/(3)/ Includes 1,250,000 shares of Common Stock which may be acquired upon exercise of Common Stock purchase warrants.

/(4)/ Consists of 1,474,210 shares of Common Stock issuable upon conversion of shares of Series F and G Preferred Stock and 750,000 shares of Common Stock which may be acquired upon exercise of Common Stock purchase warrants.

/(5)/ Dr. Sullivan is deemed to beneficially own 1,591,667 shares of Common Stock by virtue of his position as a principal executive officer of GAIA Holdings, Inc., which owns 555,556 shares of Common Stock, and Thor Ventures, L.C. ("Thor") which owns 1,036,111 shares of Common Stock. Also includes 41,042 shares owned through a profit sharing plan for the benefit of Dr. Sullivan and 100,000 shares which may be acquired upon exercise of options. Does not include 100,000 shares issuable upon exercise of options which do not commence vesting until December 29, 1998.

/(6)/ Mr. Aldrich is deemed to beneficially own 1,591,667 shares of Common Stock by virtue of his position as principal executive officer of Thor which owns 1,036,111 shares of Common Stock and GAIA Holdings, Inc. which owns 555,556 shares of Common Stock. Also includes 125,000 shares which may be acquired upon exercise of options.

                         SERIES F AND G PREFERRED STOCK


                                                      Amount and Nature
                                                        of Beneficial                             Percentage
Name and Address of Beneficial Owner                    Ownership/(1)/                            of Class/(1)/
------------------------------------                 --------------------                         -------------
NationsBanc                                          62,694      Series F                             62.7%
Capital Corporation                                  11,035      Series G                             72.0%
901 Main Street
66th Floor
Dallas, Texas 75202

The CCG Venture Partners, LLC                        9,404/(2)/  Series F                              9.4%
14450 T.C. Jester Boulevard                          1,655/(2)/  Series G                             10.8%
Suite 170
Houston, Texas 77014

Harrison Interests, Ltd.                             6,269       Series F                              6.2%
Texas Commerce Bank Bldg.                            1,103       Series G                              7.2%
Suite 1900
Houston, Texas 77002

Pecaut Capital Investors, LP                         5,015       Series F                              5.0%
511 6th Street                                       882         Series G                              5.8%
Sioux City, Iowa 51101

Roser Partnership II, Ltd.                           6,203       Series F                              6.2%
1105 Spruce Street                                       0       Series G                              --
Boulder, Colorado 80302

_____________________
/(1)/ Calculated in accordance with Item 403 of Regulation S-B and Rule 13d-3(d) as promulgated under the Exchange Act. Includes shares of Common Stock which the holder has the right to acquire upon exercise or conversion of outstanding options, warrants or other convertible securities (such as the Series F and G Preferred Stock) within sixty (60) days of March 31, 1998. Percentages are presented after rounding to the nearest tenth.

/(2)/ Registered in the name of The CCG Charitable Remainder Unitrust No. 1 for which CCG Venture Partners, LLC provides investment management services. CCG Venture Partners, LLC disclaims beneficial ownership of these shares.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth as of March 31, 1998 the beneficial ownership of the Company's Common Stock by (i) each of the executive officers identified in the Summary Compensation Table appearing herein; (ii) each director and nominee for director; and (iii) all directors and executive officers as a group. As of March 31, 1998, there were 31,318,726 outstanding shares of Common Stock, 100,046 outstanding shares of Series F Preferred Stock and 15,318 outstanding shares of Series G Preferred Stock.


                                                          Amount and Nature
                                                            of Beneficial              Percentage
Name and Address of Beneficial Owner                        Ownership/(1)/             of Class/(1)/
------------------------------------                      -----------------            -------------
Tim B. Tarrillion                                               1,081,630/(2)/               3.4%
10102 Cedar Creek
Houston, Texas 77042

Henry W. Sullivan                                               1,753,709/(3)/               5.6%
4710 Bellaire Boulevard, Suite 301
Houston, Texas 77401

Donovan W. Boyd                                                   202,468/(4)/               /*/
4710 Bellaire Boulevard, Suite 301
Houston, Texas 77401

Richard L. Davis                                                2,224,210/(5)/               6.6%
14450 T.C. Jester Boulevard
Suite 170
Houston, Texas 77014

Douglas C. Williamson(6)                                                0                    -
901 Main Street
66th Floor
Dallas, Texas 75202

Edwin H. Knight(7)                                                      0                    -
707 Travis
Suite 1900
Houston, Texas 77002

Judith Knight Shields                                             267,500/(8)/               /*/
4710 Bellaire Boulevard, Suite 301
Houston, Texas 77401

All officers and directors as a group                           5,529,517                    16.0%
(7) persons

_____________________

/*/    Less than 1%.

/(1)/ Calculated in accordance with Item 403 of Regulation S-B and Rule 13d-3(d) as promulgated under the Exchange Act. Includes shares of Common Stock which the holder has the right to acquire upon exercise or conversion of outstanding options, warrants or other convertible securities (such as the Series F and G Preferred Stock) within sixty (60) days of March 31, 1998. Except as otherwise indicated, percentages are presented after rounding to the nearest tenth.

/(2)/ Includes 530,500 shares of Common Stock and 50,000 Common Stock purchase warrants received by Mr. Tarrillion in conjunction with a merger transaction between the Company and EET in March, 1995. Also includes 91,130 shares owned through a profit sharing plan for the benefit of Mr. Tarrillion and 400,000 shares which may be acquired upon exercise of options. Does not include 100,000 shares issuable upon exercise of options which do not commence vesting until March 31, 1999. Also does not include 51,000 shares received by trusts on behalf of Mr. Tarrillion's minor children in connection with the EET merger which are held by an independent trustee as to which Mr. Tarrillion disclaims any beneficial ownership.

/(3)/ Dr. Sullivan is deemed to beneficially own 1,591,667 shares of Common Stock by virtue of his position as a principal executive officer of GAIA Holdings, Inc. which owns 555,556 shares of Common Stock, and Thor which owns 1,036,111 shares of Common Stock. Includes 41,042 shares owned through a profit sharing plan for the benefit of Dr. Sullivan and 100,000 shares which may be acquired upon exercise of options. Does not include 100,000 shares issuable upon exercise of options which do not commence vesting until December 29, 1998.

/(4)/ Consists of 2,468 shares of Common Stock owned through a profit sharing plan for the benefit of Mr. Boyd and 200,000 shares which may be acquired upon exercise of options.

/(5)/ Mr. Davis is CEO of CCG Venture Partners, LLC which provides investment management services to CCG Charitable Remainder Unitrust No. 1. Consists of 1,474,210 shares of Common Stock issuable to The CCG Charitable Remainder Unitrust No. 1 upon conversion of shares of Series F and G Preferred Stock and 750,000 shares of Common Stock which may be acquired by The CCG Charitable Remainder Unitrust No. 1 upon exercise of Common Stock purchase warrants.

/(6)/ Mr. Williamson is a Senior Vice President at NBCC. Does not include 9,828,067 shares of Common Stock issuable to NBCC upon conversion of shares of Series F and G Preferred Stock and 5,000,000 shares of Common Stock which may be acquired by NBCC upon exercise of Common Stock purchase warrants.

/(7)/ Mr. Knight manages Harrison Interests Ltd. Does not include 982,807 shares of Common Stock issuable to Harrison Interests, Ltd. upon conversion of shares of Series F and G Preferred Stock and 500,000 shares of Common Stock which may be acquired by Harrison Interests, Ltd. upon exercise of Common Stock purchase warrants.

/(8)/ Includes 10,000 shares received by Ms. Shields and her husband in connection with the merger transaction between the Company and EET in March, 1995 and 250,000 shares which may be acquired upon exercise of options. Does not include options to purchase 50,000 shares that do not commence vesting until March 31, 1999.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In January 1996, Mr. Tarrillion loaned $250,000 to Industrial Pipe Fittings, Inc. ("IPF"), a subsidiary of the Company, under the terms of a 13% promissory note with a maturity in January 1999. Proceeds from the note were used by IPF to purchase a machine for fabricating wyes, tees and els. The equipment purchased served as collateral for the note. In October 1997, proceeds from the sale of the net assets of IPF were used to repay this note in full. During 1997 IPF paid $21,426 in interest to Mr. Tarrillion in respect of this note.

     IPF also had a 12% unsecured note payable due to Mr. Tarrillion in the principal amount of $120,000 as of December 31, 1996. A principal payment of $20,000 was made in April 1997. The remaining principal balance of $100,000 was paid in full in October 1997 in connection with the sale of the net assets of IPF. During 1997, IPF paid $10,700 in interest to Mr. Tarrillion in respect of this note.

     Effective November 1, 1997, Mr. Boyd resigned as Chief Operating Officer and Senior Vice President of the Company. He entered into a consulting agreement with the Company to provide services on an as-needed basis through December 31, 1998 for compensation of $35,000. Mr. Boyd remains a director of the Company.

     Effective December 31, 1997, the Company and David M. Daniels, a former director of the Company, entered into an agreement in full settlement of his employment contract with the Company. The agreement provides for payments to Mr. Daniels through December 1998 totaling $90,000, vesting of 100,000 options to purchase Common Stock which would have vested through March 1999 and a reduction in the exercise price of certain options to purchase 300,000 shares of Common Stock from $1.25 to $0.75. Mr. Daniels also resigned his position as a director of the Company. An accrual for $90,000 has been included in the Company's consolidated financial statements for the year ended December 31, 1997.

     The Company has employment agreements with Mr. Tarrillion and Ms. Shields. See "EMPLOYMENT AGREEMENTS."

     The Company has granted certain options and warrants to directors and officers of the Company and repriced certain of these options during 1997. See "REPORT ON REPRICING OF OPTIONS."

                                 VOTE REQUIRED

      A plurality of votes cast by holders of shares of Common Stock and Series F and G Preferred Stock at the Meeting is required to elect a nominee as a director.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF
                  THE TWO NOMINEES TO THE BOARD OF DIRECTORS

                                  PROPOSAL 2
          AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO
                        EFFECT THE REVERSE STOCK SPLIT

      The Company's Board of Directors has unanimously approved and determined to submit to the stockholders of the Company an amendment (the "Amendment") to the Company's Restated Certificate of Incorporation to effect a reverse stock split (the "Reverse Stock Split"). A true and correct copy of the proposed Amendment is attached hereto as Exhibit "A." A true and correct copy of the resolutions adopted by the Board of Directors are attached hereto as Exhibit "B." The statements made in this Proxy Statement regarding the Amendment and the Reverse Stock Split should be read in conjunction with and are qualified in their entirety by reference to Exhibits "A" and "B."

DESCRIPTION OF THE REVERSE STOCK SPLIT

      The Reverse Stock Split will be effected in accordance with a formula based upon the higher of a fixed conversion rate or a rate based on the trading price of the Company's Common Stock. Under this formula, the Reverse Stock Split will be effected pursuant to a conversion rate equal to the higher of (i) 5 (five) shares of the Company's presently outstanding Common Stock being converted into one (1) new share of the Company's Common Stock (the "New Common Stock"); or (ii) that number of shares obtained by dividing $1.50 by the average of the low bid prices of the Company's Common Stock as reported on the Nasdaq SmallCap Market (the "SmallCap Market") during the ten (10) trading days prior to the filing of the Amendment. See Exhibit "B." In the event that this ratio results in a fractional number, it will be rounded to the closest whole number; provided, however, if the fraction is .5 it shall be rounded up to the next whole number. The following three examples are intended to provide an illustration of how this formula will be applied to effectuate the Reverse Stock
Split:

               (1) If the average of the low bid prices of the Company's Common Stock during the ten (10) trading days prior to the filing of the Amendment was $0.25 per share, resulting in a ratio of six (6), the Reverse Stock Split will result in each six (6) shares of the Company's presently outstanding Common Stock being converted into one
          (1) share of New Common Stock.

               (2) If the average of the low bid prices of the Company's Common Stock during the ten (10) trading days prior to the filing of the Amendment was $0.20 per share, resulting in a conversion ratio of 7.5, the Reverse Stock Split will result in each eight (8) shares of the Company's presently outstanding Common Stock being converted into one
          (1) share of New Common Stock.

               (3) If the average of the low bid prices of the Company's Common Stock during the ten (10) trading days prior to the filing of the Amendment was $0.35 per share, resulting in a ratio of four (4), the Reverse Stock Split will result in each five (5) shares of the Company's presently outstanding Common Stock being converted into one
          (1) share of New Common Stock.

The Reverse Stock Split shall not affect the number of shares of Series F and G Preferred Stock outstanding, although the conversion rates of the Series F and G Preferred Stock into Common Stock will be proportionately adjusted.

      The Company is currently authorized to issue 100,000,000 shares of Common Stock, of which 31,318,726 were outstanding on the Record Date. If the Reverse Stock Split is effected, the number of authorized shares will remain the same, but the number of outstanding shares will be proportionately decreased based on the conversion ratio calculated pursuant to the formula described above. For example, if the Reverse Stock Split results in each six (6) shares of the Company's presently outstanding Common Stock being converted into one (1) share of New Common Stock, the number of outstanding shares would be decreased to approximately 5,219,787. The relative rights and preferences of the Common Stock and Series F and G Preferred Stock would not be affected by the Reverse Stock Split.

      Each stockholders' percentage ownership of the Company and the number of stockholders should not materially change as a result of the Reverse Stock Split. The par value per share of Common Stock will remain at $0.001 following the Reverse Stock Split; as a consequence, the aggregate capital in excess of par value attributable to the outstanding Common Stock for statutory and accounting purposes will be increased.

NASDAQ $1.00 MINIMUM BID REQUIREMENT AND REASONS FOR THE REVERSE STOCK SPLIT

      The Board of Directors is recommending this action primarily to allow the Company's Common Stock to continue to comply with the maintenance requirements approved by the Board of Directors of The Nasdaq Stock Market, Inc. ("Nasdaq"), as well as to improve the liquidity of the Company's Common Stock. One of the maintenance standards of the SmallCap Market had required that the Company's Common Stock have a minimum bid price of $1.00 per share (the "$1.00 Minimum Bid") or, in the alternative, the market value of the Company's public float equal at least $1,000,000 and the capital and surplus equal at least $2,000,000 (the "Alternative to the $1.00 Minimum Bid"). In past years, the Company maintained its listing on the SmallCap Market by compliance with the Alternative to the $1.00 Minimum Bid. Recently, Nasdaq enacted new maintenance standards for the SmallCap Market which became effective February 23, 1998 whereby the Alternative to the $1.00 Minimum Bid was eliminated. As a continuing company on the SmallCap Market, the Company must now comply with the $1.00 Minimum Bid by May 24, 1998 or be subject to delisting by Nasdaq.

      The Board of Directors believes that a delisting from the SmallCap Market could, among other things, adversely affect the Company's ability to attract new investors and to make acquisitions by issuing shares of Common Stock. A delisting would also decrease the liquidity of the outstanding shares of Common Stock and consequently, reduce the trading price and increase the transaction costs of trading such shares. The Board of Directors believes that if the Reverse Stock Split is approved, the bid price will likely increase over the $1.00 Minimum Bid which should permit the Company to maintain its listing on the SmallCap Market.

POTENTIAL EFFECTS OF THE REVERSE STOCK SPLIT

      If this proposal is approved by the Company's stockholders, one (1) share of New Common Stock will be issued for a multiple number of presently outstanding shares of Common Stock based upon the conversion rate calculated using the formula described above.

      Decrease in Aggregate Market Value of Common Stock. Although the Reverse Stock Split will not, by itself, impact the Company's assets or prospects, the Reverse Stock Split could result in a decrease in the aggregate market value of the Company's equity capital. The Board of Directors believes that this risk is outweighed by the benefit of compliance with the SmallCap Market maintenance requirements and by increasing the per share price, may make an investment in the Common Stock more attractive for certain investors. There can, however, be no assurance that approval of the Reverse Stock Split will succeed in raising the bid price of the Company's Common Stock above $1.00, that such price, if achieved, would be maintained, or if maintained that the Company's Common Stock would not be delisted by Nasdaq for other reasons.

      Increase in Shares Available For Future Issuance. The increase in the number of authorized shares which would be unissued and available for future issuance after the Reverse Stock Split (the "Increased Available Shares") could be used for any proper corporate purpose approved by the Board of Directors of the Company. The Increased Available Shares will provide the Board with additional flexibility to issue shares in connection with future financing transactions.

      Since the Reverse Stock Split will result in the Increased Available Shares, it may be construed as having an anti-takeover effect. Although neither the Board of Directors nor the management of the Company views this proposal as an anti-takeover measure, the Company could use the Increased Available Shares to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. For example, the Company could privately place shares with purchasers who might side with the Board of Directors in opposing a hostile takeover bid or issue shares to a holder which would, thereafter, have sufficient voting power to assure that any proposal to amend or repeal the Bylaws or certain provisions of the Restated Certificate of Incorporation would not receive the requisite vote.

OUTSTANDING SHARES OF COMMON STOCK

      As of March 31, 1998, there were outstanding (i) 31,318,726 shares of Common Stock; (ii) 100,046 shares of Series F Preferred Stock; (iii) 15,318 shares of Series G Preferred Stock; (iv) 3,100,000 options granted and not expired, canceled nor exercised; and (v) warrants to purchase 12,778,916 shares of Common Stock. As of March 31, 1998, pursuant to the terms of outstanding convertible instruments, options, warrants and other obligations, the Company may be required to issue up to approximately 31,412,249 additional shares of Common Stock. As the conversion rates and anti-dilution adjustments of some of these convertible instruments are influenced by the market price of the Company's Common Stock at any given time, the number of shares of Common Stock issuable upon conversion of such instruments will be affected by fluctuations in the market price of the Company's Common Stock.

NOTIFICATION OF STOCKHOLDERS AND EXCHANGE OF STOCK CERTIFICATES

      If the Amendment is approved by the Company's stockholders, the Board of Directors in consultation with the Company's Chief Financial Officer and independent auditors will determine the Reverse Stock Split ratio and the Company will file the Amendment to its Restated Certificate of Incorporation with the Secretary of State of Delaware. The Reverse Stock Split will become effective on the date of the filing of the Amendment (the "Effective Date").

      As soon as practicable after the Effective Date, stockholders will be notified and requested to surrender their certificates. The Company's transfer agent will act as the Company's exchange agent (the "Exchange Agent") for holders of Common Stock to exchange their certificates representing shares of the Company's Common Stock. Beginning on the Effective Date, each certificate representing shares of the Company's Common Stock will be deemed for all corporate purposes to evidence ownership of shares of New Common Stock. To the extent a stockholder holds a number of shares not evenly divisible by the ratio used with respect to the Reverse Stock Split, the Company shall pay such stockholder in cash the fair market value of such fractional share interest based upon the average of the low bid prices of the Company's Common Stock as reported on the SmallCap Market during the ten (10) days prior to the Effective Date of the Amendment.

FRACTIONAL SHARES

      No fractional shares will be issued. Any fractional shares remaining after aggregating all fractional shares held by a stockholder will be paid out in cash at the fair market value of such fractional share interest. For example, if a stockholder held 644 shares of Common Stock prior to the Reverse Stock Split and each six (6) shares of presently outstanding Common Stock is converted into one (1) share of New Common Stock, after the Effective Date such stockholder will hold 107 shares of New Common Stock and, assuming the average of the low bid prices of the Company's Common Stock during the ten (10) days trading prior to the date of the Meeting is $0.25, be paid $0.50.

FEDERAL INCOME TAX CONSEQUENCES

      The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Proxy Statement. This discussion is for general information only and does not discuss the federal income tax consequences which may apply to non-resident aliens, broker-dealers, stockholders who receive Common Stock in compensatory transactions or insurance companies. This discussion does not address any foreign, state or local tax consequences that may be relevant to the Company's stockholders. Accordingly, stockholders are urged to consult their own tax advisors to determine the particular consequences to them of the Reverse Stock Split.

      The exchange of shares of Common Stock for shares of New Common Stock will not result in recognition of gain or loss, except to the extent cash is paid with respect to fractional shares. The holding period of the shares of New Common Stock will include the stockholder's holding period for the shares of Common Stock exchanged therefor, provided that the shares of Common Stock were held as a capital asset. The adjusted basis of the shares of New Common Stock will be the same as the adjusted basis of the Common Stock exchanged therefor.

NO DISSENTER'S RIGHTS

      Under Delaware law, stockholders are not entitled to dissenter's rights of appraisal with respect to the proposed Amendment to the Company's Restated Certificate of Incorporation to effect the Reverse Stock Split.

                           VOTE REQUIRED FOR APPROVAL

      Under Delaware law and the Restated Certificate of Incorporation, approval of the Reverse Stock Split requires the affirmative vote of at least a majority of the outstanding shares of Common Stock and Series F and G Preferred Stock voting together as a single class. An abstention or failure to vote on this proposal is not an affirmative vote and, therefore, will have the same effect as a negative vote on this proposal at the Meeting.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL TO
         EFFECT THE REVERSE STOCK SPLIT AND THE RELATED AMENDMENT TO
                   THE RESTATED CERTIFICATE OF INCORPORATION

                                  PROPOSAL 3
       ISSUANCE AND SALE OF UP TO $2,000,000 OF CUMULATIVE CONVERTIBLE
              PREFERRED STOCK IN A PRIVATE PLACEMENT TRANSACTION

      The Board of Directors has unanimously approved and determined to submit to the stockholders of the Company for approval this proposal to issue and sell up to $2 million of cumulative convertible preferred stock in a private placement transaction (the "Private Placement").

      The cumulative convertible preferred stock will be issued under the terms of a Master Certificate of Designation of Cumulative Convertible Preferred Stock, Series G (the "Master Certificate of Designation") and a Designation of Subseries ("Designation of Subseries") and will be designated as Cumulative Convertible Preferred Stock, Series G- Subseries II (the "Subseries II Shares"). The Master Certificate of Designation sets forth the general rights and preferences of the Subseries II Shares. A true and correct copy of the Master Certificate of Designation is attached hereto as Exhibit "C". The Designation of Subseries sets forth the number of Subseries II Shares and the initial conversion price. A true and correct copy of the Designation of Subseries is attached hereto as Exhibit "D." The statements made in this Proxy Statement regarding the Private Placement and the description of the Subseries II Shares should be read in conjunction with and are qualified in their entirety by reference to Exhibits "C" and "D."

NASDAQ SHAREHOLDER APPROVAL REQUIREMENT; EFFECT OF SHAREHOLDER APPROVAL

      As explained in Proposal 2, Nasdaq recently approved several changes to the listing and maintenance requirements for securities listed on the SmallCap Market. Among the recent changes was the adoption of certain corporate governance provisions including a requirement that shareholders approve any private placement transaction involving the issuance or sale of securities convertible into common stock equal to or exceeding 20% or more of an issuer's
currently outstanding shares.   As more fully explained below, the Subseries II
Shares will be initially convertible into shares of Common Stock at a stated conversion price equal to the lesser of (i) 90 % of the average of the closing bid prices of the Company's Common Stock as reported on the SmallCap Market during the ten (10) trading days preceding and including June 12, 1998; or (ii) a fixed value which as of the date of this Proxy Statement is approximately $0.45. See "DESCRIPTION OF SUBSERIES II SHARES." Since the conversion of the Subseries II Shares may result in the issuance of Common Stock exceeding 20% of the Company's currently outstanding shares at a discount to the trading price of the Company's Common Stock, applicable Nasdaq rules require that the Private Placement be approved by the Company's shareholders.

      The Company is seeking stockholder approval for the Private Placement solely to comply with the Nasdaq shareholder approval rule described in the preceding paragraph. Although the Company believes that the Private Placement will be completed on substantially the terms described herein, negotiation of definitive agreements has not been completed. The Company reserves the right to amend the terms of the Private Placement without obtaining further stockholder approval unless required to do so by applicable Nasdaq rules or applicable law.

DESCRIPTION OF THE SUBSERIES II SHARES

      The Subseries II Shares are a newly designated subseries of the Company's Series G Preferred Stock. All shares of Series G Preferred Stock are issued in subseries pursuant to a Master Certificate of Designation which sets forth the general rights and preferences applicable to all shares of Series G Preferred Stock and a certificate of designation of subseries applicable to the specific subseries. One of the principal features of the Series G Preferred Stock is that they are convertible into shares of Common Stock at any time at the option of the holder thereof. The Conversion Value of all shares of Series G Preferred Stock (the " Series G Conversion Value") is $100 per share. The Series G Conversion Value shall not be subject to adjustment (except in connection with a recapitalization). The initial conversion price applicable to a particular subseries of Series G Preferred Stock (the "Subseries Conversion Price") is set forth in the applicable certificate of designation of subseries. The Subseries Conversion Price is subject to adjustment for, among other things, additional issuances of Common Stock or securities convertible into Common Stock for consideration less than the Subseries Conversion Price in effect at the time of the issuance of such Common Stock or securities, stock splits, stock dividends and reclassifications.

      Each share of Series G Preferred Stock is initially convertible, at the option of the holder thereof, into that number of shares of Common Stock which results from dividing the Subseries Conversion Price in effect for such series at the time of conversion into the Series G Conversion Value. For example, if on the date of conversion the Subseries Conversion Price was $0.25, each Subseries II Share would be convertible into 400 shares of Common Stock. Commencing April 5, 2001, each share of Series G Preferred Stock is convertible, at the option of the holder thereof, into that number of shares of Common Stock which results from dividing the lesser of (i) the Subseries Conversion Price in effect for such series at the time of conversion and (ii) 90% of the average closing bid prices of the Company's Common Stock as reported on the SmallCap Market during the twenty (20) days preceding the date of conversion into the Series G Conversion Value. For example, if on the date of conversion the Subseries Conversion Price was $0.25, and 90% of the average closing bid prices of the Company's Common Stock as reported on the SmallCap Market during the twenty (20) days preceding the date of conversion was $0.20, each Subseries II Share would be convertible into 500 shares of Common Stock.

      Upon conversion, all accrued or declared but unpaid dividends (including any interest accrued thereon calculated as of the date of conversion) on the Series G Preferred Stock shall either be paid in cash, to the extent permitted by applicable law or, at the option of the holder, converted into the number of shares of Common Stock which results from dividing the Subseries Conversion Price in effect at such time into the aggregate of all accrued or declared but unpaid dividends (including any interest accrued thereon calculated as of the date of conversion).

      The Series G Preferred Stock are issued at the Series G Conversion Value of $100 per share and are entitled to a cumulative dividend at a rate of 13.5% of the Series G Conversion Value payable semi-annually. The Company may elect to defer the dividend payments until April 1999, in which case, each holder may elect to either have such deferred dividends accrue interest at a per annum rate of 13.5%, or receive payment of the dividend in the form of additional shares of Series G Preferred Stock. Commencing April 5, 2004, outstanding shares of Series G Preferred Stock are redeemable at the option of the Company by payment to the holder thereof the Series G Conversion Value plus any and all accrued and declared but unpaid dividends.

      Pursuant to the Designation of Subseries, up to 25,000 shares of Series G Preferred Stock will be designated as the Subseries II Shares. The initial Subseries Conversion Price for the Series II Shares shall be calculated to be the lesser of (i) 90% of the average of the closing bid prices of the Company's Common Stock as reported on the SmallCap Market during the ten (10) trading days preceding and including June 12, 1998; or (ii) the Subseries Conversion Price for the Series G Preferred Stock-Subseries I in effect on the date the Subseries II Shares are issued. As of the date of this Proxy Statement, the applicable Subseries Conversion Price for the Series G Preferred Stock-Subseries I is approximately $0.45. As explained below, the Subseries II Shares will be sold in the Private Placement at $100 per share for aggregate gross proceeds of up to $2 million.

BACKGROUND OF THE PRIVATE PLACEMENT

      Pursuant to negotiations between the Company and certain holders (the "Holders") of the Series F and G Preferred Stock, the Company anticipates obtaining a loan (the "Loan") from the Holders in the aggregate principal amount of up to $2 million. The Loan would bear interest at a rate of 13.5% per annum and would be due and payable on June 30, 1998. The Holders and the Company have agreed, subject to the approval of the Company's stockholders, to cancel the Loan through the issuance of Subseries II Shares on the terms and conditions herein. Each Subseries II Share is issuable upon cancellation of $100 of principal amount and accrued interest due under the Loan. If the Company's stockholders do not approve the Private Placement at the Meeting, the Loan will remain outstanding and be due and payable on June 30, 1998.

REASONS FOR PRIVATE PLACEMENT

      The Company is currently focusing its efforts on the commercialization of its proprietary railroad crosstie business. More specifically, the Company is completing plans to build and operate a permanent small-scale production facility to produce the crossties. This plan requires the Company to obtain immediate financing of approximately $2 million. If the Company is unable to obtain the financing to build and operate the crosstie production facility, it will be unable to proceed with the commercialization of its railroad crosstie business in the short term. Any such delay could be material to the Company's ability to successfully commercialize this product. The Board of Directors, therefore, believes that this financing is critical to the commercialization of the Company's crosstie business.

      The Company anticipates obtaining the necessary financing through the proceeds of the Loan prior to the Meeting and subject to stockholder approval, converting the Loan into equity through the issuance of the Subseries II Shares. The conversion would permit the Company to pay dividends in additional Subseries II Shares rather than make interest payments in cash thereby improving the Company's cash flow. Additionally, upon conversion of the Loan, the Company will no longer be obligated to repay or refinance the principal amount of the Loan at maturity. Since the Board of Directors believes that the Company will not be able to service the Loan or a similar credit facility, it has concluded that the best way to obtain the necessary financing is to complete the Private Placement by converting the Loan into Subseries II Shares. For these reasons, the Board of Directors believes that the issuance of the Subseries II Shares is in the best interest of the Company and recommends that stockholders approve the Private Placement.

EFFECTS OF ISSUANCE OF CUMULATIVE CONVERTIBLE PREFERRED STOCK

      The Private Placement will result in the initial issuance of up to 20,000 Subseries II Shares which upon conversion into Common Stock will result in substantial dilution of each shareholder's relative ownership interest in the Company. For example, if at the time of conversion the Company's common shares are trading at $0.25, then 20,000 Subseries II Shares would be convertible into at least 8,000,000 shares of Common Stock. Since there is no public market for the Subseries II Shares and the Company has agreed to register the resale of the Common Stock issuable upon conversion of the Subseries II Shares, it is likely that the additional shares of Common Stock will be issued and ultimately sold on the SmallCap Market. Such sales could result in a decrease of the trading price of the Company's Common Stock below the $1.00 Minimum Bid which would subject the Company to delisting from the SmallCap Market. Given the large number of additional shares of Common Stock issuable upon conversion of currently outstanding shares of Series F and G Preferred Stock which may be resold on the SmallCap Market pursuant to a currently effective registration statement, the Company is already subject to the risk of a decline in the market price of its Common Stock regardless of the issuance of the Subseries II Shares.

      In addition, the Series F and G Preferred Stock contain certain anti-dilution provisions which provide for a reduction in the applicable Subseries Conversion Price upon issuances of Common Stock, or securities convertible into Common Stock (such as the Subseries II Shares) at prices below the Subseries Conversion Prices in effect at the time of such issuance. Accordingly, to the extent the Subseries Conversion Price of the Subseries II Shares is less than the Subseries Conversion Prices of the Series F Preferred Stock and Series G Preferred Stock-Subseries I in effect at the time the Subseries II Shares are issued, the Subseries Conversion Prices applicable to the Series F Preferred Stock and Series G Preferred Stock-Subseries I would be reduced. Any such reduction would cause each share of Series F Preferred Stock and Series G Preferred Stock-Subseries I to be converted into a greater number of shares of Common Stock resulting in additional dilution of each shareholder's relative ownership interest in the Company.

                         VOTE TO REQUIRED FOR APPROVAL

      The affirmative vote of a majority of the shares of Common Stock and Series F and G Preferred Stock voting together as a single class present, in person or by proxy, at the Meeting is required for the approval of the Private Placement.


             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
                     OF THE PRIVATE PLACEMENT TRANSACTION.


                                   PROPOSAL 4
               RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS

      BDO Seidman, LLP has audited the Company's financial statements since 1992. BDO Seidman, LLP has been selected by the Board of Directors and the Financial Audit Committee to serve as the independent auditors for the Company for the fiscal year ending December 31, 1998. Representatives of BDO Seidman, LLP are expected to be present at the Meeting to make a statement if they so desire and will be available to respond to appropriate questions.

      The Board of Directors shall consider the selection of another accounting firm to serve as the Company's independent auditors in the event that the stockholders do not approve the selection of BDO Seidman, LLP as the Company's independent auditors.

                           VOTE REQUIRED FOR APPROVAL

      The affirmative vote of a majority of the shares of Common Stock and Series F and G Preferred Stock voting together as a single class present, in person or by proxy, at the Meeting is required for ratification of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending December 31, 1998.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF
        BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE
                               1998 FISCAL YEAR


                                 OTHER MATTERS

      The Board of Directors does not know of any other matter which is intended to be brought before the Meeting, but if such matter is presented, the persons named in the enclosed proxy intend to vote the same according to their best judgment.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

      Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent (10%) of a class of the Company's equity securities registered under the Exchange Act to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Such officers, directors and ten percent (10%) stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a). Based solely on its review of the copies of such forms received by it, or written representations from such persons that no other reports were required for such persons, the Company believes that all
Section 16(a) filing requirements applicable to the Company's officers, directors and ten percent (10%) stockholders were complied with in a timely fashion during the fiscal year ended December 31, 1997, except that Richard L. Davis did not timely file a Form 3 upon his appointment as a director in December 1997.

                 DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

      The Company currently intends to hold its 1999 Annual Meeting of Stockholders in May 1999 and to mail proxy statements relating to such meeting in April 1998. In order for proposals of stockholders to be considered for inclusion in the proxy statement and form of proxy relating to the Company's 1999 Annual Meeting of Stockholders, such proposals must be received by the Company no later than December 5, 1998 and must otherwise be in compliance with all applicable laws and regulations.

                              By Order of the Board of Directors
                              ____________________________________


                              Tim B. Tarrillion
                              Chairman of the Board and
                              Chief Executive Officer

Dated:  April 3, 1998

                                   EXHIBIT A

                        FORM OF CERTIFICATE OF AMENDMENT
                                     TO THE
                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.


          The undersigned, desiring to amend the Certificate of Incorporation of North American Technologies Group, Inc., a Delaware corporation (the "Corporation"), pursuant to Section 242 of the Delaware General Corporation law, DOES HEREBY CERTIFY:

     FIRST: The Board of Directors of the Corporation, by unanimous approval at a meeting of the directors, evidenced by board resolutions and approval of the requisite vote of each class of stockholders, has duly adopted the following resolution proposing and declaring advisable the following amendment to the Restated Certificate of Incorporation:

          RESOLVED, that Article IV of the Restated Certificate of Incorporation of the Corporation, as amended to date, be amended to add the following Section:

                         "All of the shares of Common Stock, $0.001 par value,
               of the Corporation issued and outstanding, or held as treasury shares, immediately prior to the time this Amendment becomes effective shall be and are by this means automatically reclassified and changed (without further act) into fully paid and nonassessable shares of Common Stock, $0.001 par value, the number of which shall equal the quotient derived from dividing the number of such shares by __./1/ The shares of Common Stock returned to the Corporation as a result of the reclassification and change shall be returned to available capital. This Amendment shall become effective without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation, and shall constitute a _____/1/ for one reverse stock split, provided no fractional shares of less than one share shall be issued. The holders of fractional share interests of less than one share that occur as a result of the foregoing reclassification and change shall be paid in cash by

----------------------
/1/ This number shall be calculated in accordance with the resolution adopted by the Board of Directors of the Company on _________, 1998 which is included herein as Exhibit "B" and explained in the accompanying Proxy Statement. See "PROPOSAL 2 AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT."

               the Corporation the value of their fractional share based upon the average of the low bid price of the Corporation's Common Stock during the ten (10) trading days prior to the effective date of the Amendment."

     SECOND: That the aforesaid amendment has been duly adopted in accordance with Section 242 of the Delaware General Corporation Law.

     THIRD:   That this amendment shall become effective on May 13, 1998.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by, Tim B. Tarrillion, its Chief Executive Officer, and Judith Knight Shields, its Chief Financial Officer this 13th day of May, 1998.


                                    NORTH AMERICAN TECHNOLOGIES
                                    GROUP, INC.


                              By:_______________________________________
                                    Tim B. Tarrillion
                                    Chief Executive Officer

                              By:________________________________________
                                    Judith Knight Shields
                                    Chief Financial Officer

                                   EXHIBIT B

     The following resolution was adopted by unanimous written consent of the Board of Directors of the Company on March __,1998:

     RESOLVED, that, in order to comply with the Nasdaq SmallCap Market $1.00 Minimum Bid Requirement, each of the officers of the Corporation is hereby authorized, empowered and directed, in the name and on behalf of the Corporation, to declare and effect in the best interest of the Corporation the Reverse Stock Split in accordance with a ratio equal to the higher of (i) five
(5) shares of the Corporation's presently outstanding shares of Common Stock being converted into one (1) new share of Common Stock; or (ii) that number of shares obtained by dividing $1.50 by the average of the low bid prices of the Corporation's Common Stock as reported on the Nasdaq SmallCap Market during the ten (10) trading days prior to the effective date of the Reverse Stock Split, provided that if the ratio is a fractional number, such ratio shall be rounded to the closest whole number and provided further that if the fraction is .5 it shall be rounded up to the next whole number.

                                   EXHIBIT C

                MASTER CERTIFICATE OF DESIGNATION OF CUMULATIVE
                     CONVERTIBLE PREFERRED STOCK, SERIES G

  Tim B. Tarrillion and Judith Knight Shields do hereby certify that they are the President and Assistant Secretary, respectively, of NORTH AMERICAN TECHNOLOGIES GROUP, INC., a Delaware corporation (hereinafter referred to as the "Corporation" or the "Company"); that, pursuant to the Corporation's Certificate of Incorporation and Section 151 of the Delaware General Corporation Law, the Board of Directors of the Corporation adopted the following resolutions on March 31, 1997; and that none of the Series G Cumulative Convertible Preferred Stock has been issued:

  WHEREAS, the Corporation has an outstanding series of preferred stock designated as Cumulative Convertible Preferred Stock, Series F (the "Series F Preferred") with such preferences, voting powers, relative, participating, optional or other special rights and privileges and the qualifications, limitations and restrictions as provided in that certain Certificate of Designation filed with the Secretary of State of the State of Delaware on April 8,1996 (the "Series F Designation"); and

  WHEREAS, the Series F Designation requires the approval of the holders of at least a majority in interest of the Series F Preferred in order to create a new class or series of shares of the Company's capital stock having a preference over, or on parity with, the Series F Preferred; and

  WHEREAS, the Corporation has obtained the written consent of the holders of a majority in interest of the Series F Preferred to the adoption of the following resolutions.

  There is hereby created a series of preferred stock designated as Cumulative Convertible Preferred Stock, Series G (the "Series G Preferred"), which will consist of 60,000 shares. The Series G Preferred shall consist of one or more subseries of the Series G Preferred (each, a "Subseries"), each Subseries to be separately designated with the preferences, voting powers, relative, participating, optional or other special rights and privileges, and the qualifications, limitations and restrictions as provided below and as specified in a separate Certificate of Designation of Subseries in the form attached as Exhibit A (with all blanks appropriately completed):

  (1)       DIVIDENDS AND DISTRIBUTIONS.

          (a) The holders of shares of Series G Preferred (regardless of Subseries) shall be entitled to receive dividends at a rate of thirteen and one-half percent (13.5 %) of the Series G Conversion Value (as defined in SECTION
(3)(a) below) per annum per share of Series G Preferred, which shall be fully cumulative, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock) or other distribution on any other class or series of Preferred Stock or the Common Stock of the Corporation other than with respect to dividends declared or paid with respect to shares of Series F Preferred (and excluding any stock splits and subdivisions for which an adjustment is made under SECTION
(3)(d)(vi)(1) below). If the dividends on the Series F Preferred and the Series G Preferred cannot legally be paid in full, dividends shall be paid, to the maximum permissible extent, to the holders of the Series F Preferred and the Series G Preferred, parri passu. The dividends on the Series G Preferred (regardless of Subseries) shall accrue from the date of issuance of each share and shall be payable semi-annually on June 30 and December 31 of each year (each a "Dividend Date"), commencing on June 30, 1997, except that if any such date is a Saturday, Sunday or legal holiday (a "Non-Business Day") then such dividend shall be payable on the next day that is not a Saturday, Sunday or legal holiday on which banks in the State of Texas are permitted to be closed (a "Business Day") to holders of record as they appear on the stock books of the Corporation on the applicable record date, which shall be not more than 60 nor less than 10 days preceding the payment date for such dividends, as fixed by the Board of Directors (the "Record Date"). The dividends on the Series G Preferred shall be payable only when, as and if declared by the Board of Directors out of funds legally available therefor. The dividends shall, at the option of the Corporation, either (1) be payable in cash, or (2) accrue, if prior to April 5, 1999, and thereafter shall be payable in cash; provided, however, that no dividends shall be paid in cash to holders of Series G Preferred in respect of any period if holders of Series F Preferred have not received dividends per share in cash in respect of such period equal to or greater than the dividends per share to be paid to holders of Series G Preferred for such period. Subject to the provisions of the preceding sentence and the next paragraph, in the absence of an election by the Board of Directors within 10 days of each Dividend Date to pay dividends in cash, the dividends shall accrue. The amount of dividends payable for any period that is shorter or longer than a full dividend shall be computed on the basis of a 360-day year of twelve 30-day months. All accrued but unpaid dividends shall accrue interest after each Dividend Date at a rate of thirteen and one-half percent (13.5%) per annum (compounded on a semi-annual basis) from each Dividend Date, computed on the basis of a 360-day year of twelve 30-day months.

          (b) Each holder of Series G Preferred may, by written notice to the Corporation, within twenty (20) days of each Dividend Date, elect (the "Series G Dividend Election") to receive the dividends which, pursuant to the preceding paragraph, have accrued for such period on such Dividend Date in shares of the same Subseries of Series G Preferred for which the dividend is declared (the "Series G Payments-in-Kind") rather than have such dividends accrue. A Series G Dividend Election for any particular Dividend Date shall operate only for such Dividend Date. Series G Payments-in-Kind shall be payable as of the Dividend Date of each period for which the election is made, except that if such date is a Non-Business Day then such Series G Payment-in-Kind shall be payable as of the next Business Day to holders of record as they appear on the stock books of the Corporation on the applicable Record Date. Each Series G Payment-in-Kind shall be equal in amount to that number of shares of the Subseries of Series G Preferred for which the dividend is paid that is equal in number to the aggregate cash dividends payable on any such dividend date divided by the Series G Conversion Value (as defined in SECTION (3)(a) below), and shall be payable to each holder who makes a Series G Divided Election. Certificates representing the shares of the Subseries of Series G Preferred issuable on payment of any Series G Payment-in-Kind shall be delivered to each holder entitled to receive such Series G Payment-in-Kind (in appropriate denominations) on or before the forty-fifth (45th) day following the Dividend Date for which such Series G Payment-in-Kind is elected to be received hereunder. If a Series G Payment-in-Kind is not made in compliance with the terms hereof, the Corporation shall be obligated to pay the cash dividends under the procedures in the previous paragraph.

     (2) LIQUIDATION RIGHTS. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, distributions shall be made to the holders of Series G Preferred (regardless of Subseries) in respect of such Series G Preferred, in the following manner:

          (a) SERIES G PREFERRED. The holders of the Series G Preferred (regardless of Subseries), the Series F Preferred and the Series E Convertible Preferred Stock (the "Series E Preferred") shall be entitled to be paid first out of the assets of the Corporation available for distribution to holders of its capital stock, on a pro rata basis, in proportion to the consideration paid for such shares by each holder thereof to the aggregate consideration paid for all such shares by all holders thereof (in contrast to distributions made by numbers of shares, due to the difference in the price per share of each series), to the maximum extent allowable by law, including all enforceable waivers and agreements. The Series G Preferred liquidation preference shall be equal to (i) the Series G Conversion Value (as defined in SECTION A(3)(a) below), as appropriately adjusted to reflect any stock split, stock dividend, combination, recapitalization and the like (collectively a "Recapitalization") of the Series G Preferred, plus (ii) all accrued or declared but unpaid dividends (including any interest accrued thereon calculated through the date of liquidation). The liquidation preference of the Series F Preferred and the Series E Preferred liquidation preference shall be as stated in their respective Certificates of Designation. If, upon the occurrence of a liquidation, dissolution or winding up, the assets and funds thus distributed among the holders of the Series G Preferred, the Series F Preferred and the Series E Preferred shall be insufficient to permit the payment to such holders of their full liquidation preferences, then the entire assets and funds of the Corporation legally available for distribution to the holders of capital stock shall be distributed ratably among the holders of the Series G Preferred, the Series F Preferred and the Series E Preferred.

          (b) REMAINING ASSETS. If assets are remaining after payment of the full preferential amount with respect to the Series G Preferred, the Series F Preferred and the Series E Preferred set forth in SECTION (2)(a) above, then the holders of any other class or series of Preferred Stock, if any, shall be entitled to their respective preferential amounts on liquidation, and thereafter the holders of the Common Stock shall be entitled to share ratably in all such remaining assets and surplus funds based on the number of shares of Common Stock held by each.

          (c) EVENTS DEEMED A LIQUIDATION. For purposes of this SECTION (2), the holders of a majority of the Series G Preferred of all Subseries then outstanding, voting together as a single class, may elect to have treated as a liquidation, dissolution or winding up of the Corporation, the consolidation or merger of the Corporation with or into any other corporation or the sale or other transfer in a single transaction or a series of related transactions of all or substantially all of the assets of the Corporation, or any other reorganization of the Corporation.

          (d) VALUATION OF SECURITIES AND PROPERTY. In the event the Corporation proposes to distribute assets other than cash in connection with any liquidation, dissolution or winding up of the Corporation, the value of the assets to be distributed to the holders of shares of Series G Preferred of all Subseries shall be determined in good faith by the Board of Directors. Any securities not subject to investment letter or similar restrictions on free marketability shall be valued as follows:

               (i) If traded on a national securities exchange or the NASDAQ National Market System ("NASDAQ/NMS"), the value shall be deemed to be the average of the security's closing prices on such exchange or NASDAQ/NMS over the thirty (30) calendar day period ending three (3) days prior to the distribution;

               (ii) If actively traded over-the-counter (other than NASDAQ/NMS), the value shall be deemed to be the average of the closing bid prices over the thirty (30) calendar day period ending three (3) days prior to the distribution; and

               (iii) If there is no active public market, the value shall be the fair market value thereof as determined in good faith by the Board of Directors.

The method of valuation of securities subject to investment letter or other restrictions on free marketability shall be adjusted to make an appropriate discount from the market value determined as above in clauses (i), (ii) or (iii) to reflect the fair market value thereof as determined in good faith by the Board of Directors. The holders of at least 50% of the outstanding Series G Preferred of all Subseries shall have the right to challenge any determination by the Board of Directors of fair market value pursuant to this SECTION (2)(d), in which case the determination of fair market value shall be made by an independent appraiser selected jointly by the Board of Directors and the challenging parties, the cost of such appraisal to be borne equally by the Corporation and the challenging parties.

     (3) CONVERSION. The holders of the Series G Preferred have conversion rights as follows (the "Conversion Rights"):

          (a)  RIGHT TO CONVERT.

               (i) Each share of Series G Preferred of a Subseries shall initially be convertible, at the option of the holder thereof, at any time a the principal office of the Corporation or any transfer agent for the Subseries of the Series G Preferred, into the number of fully paid and nonassessable shares of Common Stock which results from dividing the Subseries Conversion Price (as hereinafter specified) per share in effect for such series at the time of conversion into the per share Series G Conversion Value (as hereinafter specified) of such series. The initial Conversion Price of a Subseries of the Series G Preferred (the "Subseries Conversion Price") shall be as stated in the applicable Certificate of Designation of Subseries and the Conversion Value of the Series G Preferred of all Subseries (the "Series G Conversion Value") shall be $100.00 per share. The initial Subseries Conversion Price shall be subject to adjustment from time to time as provided in SECTION (3)(c) hereof. The Series G Conversion Value shall not be subject to adjustment (except in connection with a Recapitalization). Upon conversion, all accrued or declared but unpaid dividends (including any interest accrued thereon calculated as of the date of conversion) on the Subseries of Series G Preferred shall either be paid in cash, to the extent permitted by applicable law or, at the option of the holder of the Subseries of Series G Preferred, converted into the number of fully paid and nonassessable shares of Common Stock which results from dividing the Subseries Conversion Price in effect at such time into the aggregate of all such accrued or declared but unpaid dividends (including any interest accrued thereon calculated as of the date of conversion).


               (ii) On and after April 5, 2001, each share of a Subseries of Series G Preferred shall be convertible, at the option of the holder thereof, at any time at the principal office of the Corporation or any transfer agent for the Subseries of the Series G Preferred, into the number of fully paid and nonassessable shares of Common Stock which results from dividing the lower of
(1) the then applicable Subseries Conversion Price and (2) ninety percent (90%) of the applicable Market Price (as defined herein) per share of Common Stock into the per share Series G Conversion Value of such series. Upon conversion, all accrued or declared but unpaid dividends (including any interest accrued thereon calculated as of the date of conversion) on the Subseries of the Series G Preferred shall either be paid in cash, to the extent permitted by applicable law or, at the option of the holder of the Subseries of the Series G Preferred, converted into the number of fully paid and nonassessable shares of Common Stock which results from dividing the lower of (1) and (2) above in effect at such time into the aggregate of all such accrued or declared but unpaid dividends (including any interest accrued thereon calculated as of the date of conversion). The "Market Price" per share of Common Stock shall be the average closing bid price per share of Common Stock during the twenty (20) trading days immediately preceding the date of determination , as such bid price is reported by NASDAQ/NMS, or the average closing bid price in the over-the-counter market if other than NASDAQ/NMS, or in the event the Common Stock is listed on a stock exchange, the Market Price shall be the average closing bid price on such exchange, as reported in the Wall Street Journal.

               (iii) Notwithstanding anything else contained herein to the contrary, if the Corporation shall default in its obligations pursuant to the terms of SECTION 4.16 of that certain Stock Purchase Agreement pursuant to which the shares of Series G Preferred were issued (as the same may be amended, modified or restated from time to time, the "Series G Stock Purchase Agreement"), then during the term of such default each share of a Subseries of the Series G Preferred shall be convertible, at the option of the holder thereof, at any time at the principal office of the Corporation or any transfer agent for the Subseries of the Series G Preferred, into the number of fully paid and nonassessable shares of Common Stock which results from dividing the lower of (1) the then applicable Subseries Conversion Price and (2) seventy-five percent (75%) of the applicable Market Price per share of Common Stock into the per share Series G Conversion Value of such series. Upon conversion, all accrued or declared but unpaid dividends (including any interest accrued thereon calculated as of the date of conversion) on the Subseries of the Series G Preferred shall either be paid in cash, to the extent permitted by applicable law or, at the option of the holder of the Subseries of the Series G Preferred, converted into the number of fully paid and nonassessable shares of Common Stock which results from dividing the lower of
(1) and (2) above in effect at such time into the aggregate of all such accrued or declared but unpaid dividends (including any interest accrued thereon calculated as of the date of conversion).

          (b) MECHANICS OF CONVERSION. Before any holder of a Subseries of the Series G Preferred shall be entitled to convert the same into shares of Common Stock and to receive certificates therefor, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the principal office of the Corporation or of any transfer agent for the Subseries of the Series G Preferred, and shall give written notice to the Corporation at such office that such holder elects to convert the same. The Corporation shall, as soon as practicable after such delivery, issue and deliver at such office to such holder of the Subseries of the Series G Preferred, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and a check payable to such holder in the amount of any unconverted accrued or declared but unpaid dividends (including any interest accrued thereon calculated as of the date of conversion) payable pursuant to SECTION (1) hereof, if any. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of the Subseries of the Series G Preferred to be converted, and the holder or holders entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. If the Corporation fails to pay all such dividends (and interest thereon), if any, within twenty (20) days of the date of conversion, the holder entitled to such dividends (and interest thereon) may elect to have the Corporation issue to such holder, in lieu of such cash payment, additional shares of Common Stock calculated by dividing the total amount payable on such date by the applicable Subseries Conversion Price, determined pursuant to SECTION (3)(a) above.

          (c) ADJUSTMENTS TO SUBSERIES CONVERSION PRICE.

              (i) SPECIAL DEFINITIONS. For purposes of this SECTION (3)(c), the following definitions shall apply:

                   (1) "OPTIONS" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                   (2) "CONVERTIBLE SECURITIES" shall mean any evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock.

                   (3) "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of Common Stock issued (or, pursuant to SECTION 3(c)(iii), deemed to be issued) by the Corporation after the Series G Original Issue Date (as defined herein), other than shares of Common Stock issued or issuable:

                        (A) upon conversion of shares of Series F Preferred and Series G Preferred (regardless of Subseries);

                        (B) pursuant to a stock grant, option plan or purchase plan, other employee stock incentive program or agreement approved by the Board of Directors and pursuant to the terms of SECTION 4.13 of the Series G Stock Purchase Agreement (as adjusted for Other Adjustments under SECTION 3(C)(VI)) (the "Option Pool");

                        (C) in a transaction described in SECTION (3)(c)(vi);

                        (D) pursuant to the terms of any stock grant, option, warrant, employment agreement or other written obligation, agreement or commitment to which the Company was a party as of the Series G Original Issue Date and which was disclosed in the Series G Stock Purchase Agreement; or

                        (E) by way of dividend or other distribution on shares of Common Stock excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (A), (B), (C) or (D).

                   (4) "SERIES G ORIGINAL ISSUE DATE" shall mean the date on which the first share of Series G Preferred (regardless of Subseries) was issued.

          (ii) NO ADJUSTMENT OF SUBSERIES CONVERSION PRICE. No adjustment in a Subseries' Conversion Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Subseries Conversion Price in effect on the date of, and immediately prior to, such issue.

          (iii) DEEMED ISSUE OF ADDITIONAL SHARES OF COMMON STOCK.

                   (1) OPTIONS AND CONVERTIBLE SECURITIES. In the event the Corporation at any time or from time to time after the Series G Original Issue Date shall issue any Options (other than the issuance of Options pursuant to the Option Pool) or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the exercise of such Options and conversion or exchange of such Convertible Securities shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to SECTION (3)(c)(v) hereof) of such Additional Shares of Common Stock would be less than the Subseries Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                        (A) except as provided in SECTION (3)(c)(iii)(1)(B), no further adjustment in the Subseries Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                        (B) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to the Corporation, or change in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (other than under or by reason of provisions designed to protect against dilution), the Subseries Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto) and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities; and

                        (C) no readjustment pursuant to clause (B) above shall have the effect of increasing the Subseries Conversion Price to an amount which exceeds the lower of (1) the Subseries Conversion Price on the original adjustment date or (2) the Subseries Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

                   (iv) ADJUSTMENT OF SUBSERIES CONVERSION PRICE UPON ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In the event the Corporation shall issue Additional Shares of Common Stock without consideration or for a consideration per share less than the Subseries Conversion Price in effect on the date of and immediately prior to such issue, then and in each such event the Subseries Conversion Price shall be reduced to a price (calculated to the nearest cent) determined by multiplying such Subseries Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Subseries Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued.

                   (v) DETERMINATION OF CONSIDERATION. For purposes of this SECTION (3)(c), the consideration received by the Corporation for the issuance of any Additional Shares of Common Stock shall be computed as follows:

                        (1) CASH AND PROPERTY: Such consideration shall:

                        (A) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation;

                        (B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined by the Board of Directors in the good faith exercise of its reasonable business judgment; and

                        (C) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined by the Board of Directors in the good faith exercise of its reasonable business judgment.

                   (2) OPTIONS AND CONVERTIBLE SECURITIES. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to SECTION (3)(c)(iii)(1), relating to Options and Convertible Securities, shall be determined by dividing

                        (A) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                        (B) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                   (vi)  OTHER ADJUSTMENTS.

                         (1) SUBDIVISIONS, COMBINATIONS, OR CONSOLIDATIONS OF COMMON STOCK. In the event the outstanding shares of Common Stock shall be subdivided, combined or consolidated, by stock split, stock dividend, combination or like event, into a greater or lesser number of shares of Common Stock, the Subseries Conversion Price in effect immediately prior to such subdivision, combination, consolidation or stock dividend shall, concurrently with the effectiveness of such subdivision, combination or consolidation, be proportionately adjusted.

                        (2) RECLASSIFICATIONS. In the case, at any time after the date hereof, of any capital reorganization or any reclassification of the stock of the Corporation (other than as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another person (other than a consolidation or merger (A) in which the Corporation is the continuing entity and which does not result in any change in the Common Stock or (B) which is treated as a liquidation pursuant to SECTION (2)(c)), the shares of the Series G Preferred shall, after such reorganization, reclassification, consolidation or merger be convertible into the kind and number of shares of stock or other securities or property of the Corporation or otherwise to which such holder would have been entitled if immediately prior to such reorganization, reclassification, consolidation or merger such holder had converted its shares of the Series G Preferred into Common Stock. The provisions of this SECTION (3)(c)(vi)(3) shall similarly apply to successive reorganizations, reclassifications, consolidations or mergers.

          (d) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Subseries Conversion Price pursuant to this SECTION (3), the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of each Subseries of the Series G Preferred so adjusted a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of a Subseries of the Series G Preferred, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Subseries Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Subseries of the Series G Preferred.

          (e) STATUS OF CONVERTED STOCK. In case any shares of a Subseries of the Series G Preferred shall be converted pursuant to SECTION (3) hereof, the shares so converted shall, at the option of the Corporation, be canceled, and, if not canceled, shall not be reissuable as shares of Series G Preferred but shall be part of the authorized but unissued capital stock of the Corporation.

          (f) FRACTIONAL SHARES. In lieu of any fractional shares to which the holder of a Subseries of the Series G Preferred would otherwise be entitled upon conversion, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of one share of Common Stock as determined by the Board of Directors in the good faith exercise of its reasonable business judgment.

          (g)  MISCELLANEOUS.

               (i) All calculations under this SECTION (3) shall be made to the nearest cent or to the nearest one hundredth (1/100) of a share, as the case may be.

               (ii) The holders of at least 50% of the outstanding Series G Preferred of all Subseries shall have the right to challenge any determination by the Board of Directors of fair market value pursuant to this SECTION (3), in which case such determination of fair market value shall be made by an independent appraiser selected jointly by the Board of Directors and the challenging parties, the cost of such appraisal to be borne equally by the Corporation and the challenging parties.

               (iii) No adjustment in the Subseries Conversion Price need be made if such adjustment would result in a change in such Subseries Conversion Price of less than $0.01. Any adjustment of less than $0.01 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.01 or more in the Subseries Conversion Price.

          (h) NO IMPAIRMENT. The Corporation will not, through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this SECTION (3) and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Subseries of Series G Preferred against impairment.

          (i) RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of all Subseries of the Series G Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of all Subseries of the Series G Preferred. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of all Subseries of the Series G Preferred, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

     (4)  REDEMPTION.

          (a) The Corporation may redeem, on the first day subsequent to April 5, 2004, all or a portion of the shares of all Subseries of the Series G Preferred then outstanding on the Redemption Date (as defined below) out of funds legally available therefor, pro rata on the basis of the number of shares held by each holder. The Corporation shall pay in cash therefor a sum per share equal to one hundred dollars ($100) together with all accrued or declared but unpaid dividends (including any interest accrued thereon) calculated as of the Redemption Date (collectively the "Redemption Value").

          (b) Any notice of redemption (the "Notice of Redemption") given by the Corporation shall be delivered by mail, first class postage prepaid, to each holder of record (at the close of business on the business day preceding the day on which notice is given) of all Subseries of the Series G Preferred, at the address last shown on the records of the Corporation for such holder or given by the holder to the Corporation, for the purpose of notifying such holder of the redemption to be effected. The Notice of Redemption shall specify a date (the "Redemption Date") between 45 and 75 days after the mailing of the Notice of Redemption on which all Subseries of the Series G Preferred then outstanding shall be redeemed and the place at which payment may be obtained, which shall be the principal offices of the Corporation or such other place as shall be mutually agreeable to the Corporation and holders of a majority of the aggregate number of then outstanding shares of all Subseries of the Series G Preferred. The Notice of Redemption shall call upon each holder of Series G Preferred (regardless of Subseries) to either (i) surrender to the Corporation, in the manner and at the place designated, such holder's certificate or certificates representing the shares to be redeemed or (ii) convert such Subseries of the Series G Preferred into Common Stock prior to the Redemption Date in accordance with the provisions of SECTION (3) above; provided, however, that if the Market Price as of the Redemption Date is greater than or equal to the then applicable Subseries Conversion Price (without regard to the adjustments to be made to the Subseries Conversion Price pursuant to the terms of SECTION (3)(a)(ii)) then the holders of the Subseries of Series G Preferred shall have the absolute right to convert such Subseries of the Series G Preferred into Common Stock prior to the Redemption Date in accordance with the provisions of SECTION (3), and; provided, further, however, that if the Market Price as of the Redemption Date is less than the then applicable Subseries Conversion Price (without regard to the adjustments to be made to the Subseries Conversion Price pursuant to the terms of SECTION(3)(a)(ii)) then the Corporation shall have the absolute right to redeem the Subseries of the Series G Preferred in accordance with the provisions of this SECTION (4). If the Corporation elects to redeem shares pursuant to this SECTION (4) and defaults or fails to perform its redemption obligations pursuant to this SECTION (4) in connection therewith, the holders of the Subseries of the Series G Preferred shall then have the absolute right to convert such Subseries of the Series G Preferred into Common Stock in accordance with the provisions of SECTION (3).

          (c) On the Redemption Date, the Corporation shall pay by cash or check to the order of the person whose name appears on the certificate or certificates of all Subseries of the Series G Preferred that (i) shall not have been converted pursuant to SECTION (3) hereof and (ii) shall have been surrendered to the Corporation in the manner and at the place designated in the Notice of Redemption, the Redemption Value, and thereupon each surrendered certificate shall be canceled.

          (d) If the funds of the Corporation legally available for redemption of the Subseries of the Series G Preferred are insufficient to redeem the total number of shares of all Subseries of the Series G Preferred outstanding on the Redemption Date, the Series G Preferred of all Subseries shall be redeemed (on a pro rata basis from the holders of all Subseries of the Series G Preferred from time to time), to the extent the Corporation is legally permitted to do so, and the redemption obligations of the Corporation hereunder will be a continuing obligation until the Corporation's redemption of all Subseries of the Series G Preferred.

          (e) From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Value, all rights of the holders of shares of all Subseries of the Series G Preferred (except the right to receive the Redemption Value subsequent to the Redemption Date upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

     (5)  VOTING RIGHTS.

          (a) GENERAL. Except as otherwise required by law or by SECTION (8), the holders of all each Subseries of the Series G Preferred issued and outstanding, in the aggregate, shall be entitled to the number of votes equal to the number of shares of Common Stock into which shares of such Subseries of Series G Preferred are convertible on any record date, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited, such votes to be counted together with all other shares of stock of the Corporation having general voting power and not separately as a class. Fractional votes by the holders of a Subseries of the Series G Preferred shall not, however, be permitted, and any fractional voting rights shall (after aggregating all shares into which shares of Series G Preferred held by each holder could be converted) be rounded to the nearest whole number. Notwithstanding the foregoing, the holders of Series G Preferred shall be subject to the terms of SECTION 4.11 of the Series G Stock Purchase Agreement.

     (6) NOTICES OF RECORD DATE. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of all Subseries of the Series G Preferred, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend distribution or right.

     (7) NOTICES. Any notice required by the provisions of the Certificate to be given to the holders of all Subseries of the Series G Preferred shall be deemed given when deposited in the United States mail, postage prepaid, and addressed to each holder of record at his or her address appearing on the books of the Corporation, or upon actual receipt when personally delivered or sent by overnight or other courier delivery.

     (8) PROTECTIVE PROVISIONS. So long as any shares of any Subseries of the Series G Preferred are outstanding, the Corporation shall not, without first obtaining the approval of the holders of at least a majority of the aggregate number of then outstanding shares of all Subseries of the Series G Preferred then outstanding, voting as a separate class, take any action that:

                   (i) alters the rights, preferences or privileges of the Series G Preferred;

                   (ii) increases or decreases the authorized number of shares of Series G Preferred of the Corporation;

                   (iii) creates any new class or series of shares that has a preference over or is on a parity with the Series G Preferred with respect to voting, dividends or liquidation preferences, or any other rights and/or remedies;

                   (iv) reclassifies stock into shares having a preference over or parity with the Series G Preferred with respect to voting, dividends or liquidation preferences, or any other rights and/or remedies; or

                   (v) authorizes any dividend or other distribution other than with respect to the Series G Preferred (except as required pursuant to the terms of the Series E Preferred or Series F Preferred).

     (9) SPECIFIC ENFORCEMENT. The Company agrees that the rights created by this designation are unique, and that the loss of any such right is not susceptible to monetary quantification. Consequently, the Company agrees that an action for specific performance (including for temporary and/or permanent injunctive relief) of the obligations created by this designation is a proper remedy for the breach of the provisions of this designation, without the necessity of proving actual damages. If any holder of any Subseries of the Series G Preferred is forced to institute legal proceedings to enforce its rights in accordance with the provisions hereof, such holder, if he prevails, shall be entitled to recover from the Company his reasonable expenses, including attorneys' fees, incurred in connection with any such action.

     IN WITNESS WHEREOF, the Company has caused this Master Certificate of Designation to be duly executed by its President and attested to by its Assistant Secretary, hereto, this 2nd day of April, 1997.

                                        NORTH AMERICAN TECHNOLOGIES GROUP, INC.



Date:  April 2, 1997                    /s/ Tim B. Tarrillion
                                        --------------------------------------
                                        Tim B. Tarrillion
                                        President and Chief Executive Officer



Date:  April 2, 1997                    /s/ Judith Knight Shields
                                        --------------------------------------
                                        Judith Knight Shields
                                        Assistant Secretary

                                   EXHIBIT A

              CERTIFICATE OF DESIGNATION OF CUMULATIVE CONVERTIBLE
                   PREFERRED STOCK , SERIES - G SUBSERIES __


     _______________and ________________ do hereby certify that they are the President and Assistant Secretary, respectively, of North American Technologies Group, Inc., a Delaware corporation (hereinafter referred to as the "Corporation" or the "Company"); that, pursuant to the Corporation's Restated Certificate of Incorporation, Section 151 of the Delaware General Corporation Law and the Master Certificate of Designation relating to the Company's Cumulative Convertible Preferred Stock, Series G (the "Master Certificate of Designation"); the Board of Directors of the Corporation adopted the following resolutions on _____, 199_; and that none of the Series G Cumulative Convertible Preferred Stock - Subseries _ has been issued.

     Pursuant to the terms of the Master Certificate of Designation, there is hereby created a subseries of Preferred Stock designated as Cumulative Convertible Preferred Stock, Series G - Subseries __ (the "Series G Preferred - Subseries __"), which shall consist of _____ shares. The Series G Preferred-Subseries __ shall have the preferences, voting powers, relative, participating, optional or other special rights and privileges, and the qualifications, limitations and restrictions as provided below and as provided in the Master Certificate of Designation.

          The initial conversion price (the "Conversion Price") of the Series G Preferred - Subseries __ shares shall be $___. The Conversion Price shall be subject to adjustment pursuant to the terms of the Master Certificate of Designation

     IN WITNESS WHEREOF, the Company has caused this Certificate of Designation of Subseries to be duly executed by its President and attested to by its Assistant Secretary, this ____ day of _____, 199_.



                                     NORTH AMERICAN TECHNOLOGIES, GROUP, INC.


                                     _________________________________________
DATE:  ____________________           , President and Chief Executive Officer


DATE: ____________________           __________________________________________
                                               , Assistant Secretary

                                   EXHIBIT D

          FORM OF CERTIFICATE OF DESIGNATION OF CUMULATIVE CONVERTIBLE
                    PREFERRED STOCK, SERIES G - SUBSERIES II

     Tim B. Tarrillion and Judith Knight Shields do hereby certify that they are the President and Assistant Secretary, respectively, of North American Technologies Group, Inc., a Delaware corporation (hereinafter referred to as the "Corporation" or the "Company"); that, pursuant to the Corporation's Restated Certificate of Incorporation, Section 151 of the Delaware General Corporation Law and the Master Certificate of Designation relating to the Company's Cumulative Convertible Preferred Stock, Series G (the "Master Certificate of Designation"); the Board of Directors of the Corporation adopted the following resolutions on _______, 1998; and that none of the Series G Cumulative Convertible Preferred Stock - Subseries II has been issued.

     Pursuant to the terms of the Master Certificate of Designation, there is hereby created a subseries of Preferred Stock designated as Cumulative Convertible Preferred Stock, Series G - Subseries II (the "Series G Preferred - Subseries II"), which shall consist of ________ /(1)/shares. The Series G Preferred-Subseries II shall have the preferences, voting powers, relative, participating, optional or other special rights and privileges, and the qualifications, limitations and restrictions as provided below and as provided in the Master Certificate of Designation.

     The initial conversion price (the "Conversion Price") of the Series G Preferred - Subseries II shares shall be $___./(2)/ The Conversion Price shall be subject to adjustment pursuant to the terms of the Master Certificate of Designation

     IN WITNESS WHEREOF, the Company has caused this Certificate of Designation of Subseries to be duly executed by its President and attested to by its Assistant Secretary, this ____ day of ______, 1998.

                                  NORTH AMERICAN TECHNOLOGIES, GROUP, INC.

DATE:  ____________________       ________________________________________
                                  Tim B. Tarrillion, President and Chief
                                  Executive Officer

DATE: ____________________        ________________________________________
                                  Judith Knight Shields, Assistant Secretary

--------------------
/(1/) The number of shares which will be designated as the Subseries II Shares shall not exceed 25,000 and will be based on the size of the Private Placement. See "PROPOSAL 3 ISSUANCE AND SALE OF UP TO $2,000,000 OF CUMULATIVE CONVERTIBLE PREFERRED STOCK IN A PRIVATE PLACEMENT TRANSACTION."
/(2)/ This number shall be calculated based on the lesser of (i) 90% of the average of the closing bid prices of the Company's common stock as reported on the Nasdaq SmallCap Market SM during the ten (10) trading days preceding and including June 12, 1998; or (ii) the Subseries Conversion Price for the outstanding shares of Series G Preferred Stock-Subseries I in effect on the date the Subseries II Shares are issued. See "PROPOSAL 3 ISSUANCE AND SALE OF UP TO $2,000,000 OF CUMULATIVE CONVERTIBLE PREFERRED STOCK IN A PRIVATE PLACEMENT TRANSACTION."

PRELIMINARY COPY




                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.


          This Proxy is Solicited on Behalf of the Board of Directors


     The undersigned hereby appoints Tim B. Tarrillion and Judith Knight Shields and each of them proxies with power to appoint a substitute and hereby authorizes either of them to represent and to vote all shares of Common Stock of North American Technologies Group, Inc. held of record by the undersigned on March 31, 1998 at the Annual Meeting of Stockholders of North American Technologies Group, Inc. to be held on May 12, 1998 and at any adjournments or postponements thereof, and to vote as directed on the reverse side of this form and, in their discretion, upon such other matters not specified as may come before said meeting.



YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX (SEE REVERSE SIDE), BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

    THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD

                                                                SEE REVERSE SIDE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR, FOR THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT, FOR THE ISSUANCE AND SALE OF UP TO $2 MILLION OF CUMULATIVE CONVERTIBLE PREFERRED STOCK IN THE PRIVATE PLACEMENT TRANSACTION AND FOR THE RATIFICATION OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS FOR NORTH AMERICAN TECHNOLOGIES GROUP, INC. FOR THE 1998 FISCAL YEAR.

_______________________________________________________________________________

1.   Proposal 1

     Election of Directors                         FOR         WITHHELD
     Donovan W. Boyd                               [ ]         [ ]
     Henry W. Sulllivan

     For, except vote withheld from
     the following nominee(s):
     _______________________________
     _______________________________

2.   Proposal 2

     Approval of the Amendment to the              FOR         AGAINST     ABSTAIN
     Restated Certificate of Incorporation to      [ ]         [ ]         [ ]
     Effect the Reverse Stock Split.

3.   Proposal 3

     Approval of the Issuance and Sale of          FOR         AGAINST     ABSTAIN
     up to $2 million of Cumulative                [ ]         [ ]         [ ]
     Convertible Preferred Stock in the Private
     Placement Transaction.

4.   Proposal 4

     Ratification of the Appointment               FOR         AGAINST     ABSTAIN
     of BDO Seidman, LLP as Independent            [ ]         [ ]         [ ]
     Auditors for the Company.

                                         PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE
                                         REQUIRED IF MAILED IN THE UNITED STATES.

                                            NOTE:  Please sign name(s) exactly as printed hereon. Joint owners should each sign.
                                                   When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                         SIGNATURE(S)___________________________________________________________________

                                         __________________________________________________________________________,1998
                                                                          DATE
